Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Technology licence agreement

Antisense Therapeutics Ltd (ATL) Cortendo Cayman Ltd (Cortendo)

Level 23 Rialto Towers 525 Collins Street Melbourne Vic 3000
Australia DX 204 Melbourne
T +61 3 8608 2000 F +61 3 8608 1000
minterellison.com

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Technology licence agreement

Details		1

Agreed terms		3

1.	Defined terms and interpretation	3

2.	Term	15

3.	Licence	15

4.	Further Sub-licensing	18

5.	Ownership and protection of the Technology	20

6.	Joint Steering Committee	23

7.	Exploitation of the Technology	24

8.	Technology transfer arrangements	29

9.	Payment	30

10.	Initial Shares and Milestone Shares	33

11.	Audits	38

12.	Infringement of Intellectual Property Rights	39

13.	Confidential Information	41

14.	Publicity	44

15.	Representations, Warranties, covenants and liability	45

16.	Indemnity	49

17.	Insurance	50

18.	Termination	51

19.	After termination	54

20.	Force majeure	58

21.	Goods and services taxes	58

22.	Withholding Tax	60

23.	Dispute resolution	60

24.	Expert determination	61

25.	Notices and other communications	62

26.	General	63

Schedule 1- Technology		67

Schedule 2— Milestones		68

Schedule 3— ATL1103 higher dose study		71

i

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Schedule 4— Initial press release	76

Signing page	80

ii

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Details

Date

Parties

Name	Antisense Therapeutics Ltd
ABN	095 060 745
Short form name	ATL
Notice details	6 Wallace Avenue Toorak Victoria 3142 Australia Email: mark.diamond@antisense.com.au
Attention: Mark Diamond, CEO

Name	Cortendo Cayman Ltd, a company incorporated in the Cayman Islands
Short form name	Cortendo
Notice details

c/o Maples Corporate Services Limited
P.O. Box 309, Ugland House
George Town, Grand Cayman, KY1-1104
Cayman Islands
Email: SLong@Cortendo.com

Copy to:

Cortendo AB
900 Northbrook Drive
Trevose, Pennsylvania 19053
United States of America
Email: SLong@Cortendo.com

Attention: Stephen Long, General Counsel

Background

A                                    ATL and ISIS Pharmaceuticals, Inc. (ISIS) entered into an amended and restated collaboration and license agreement dated 8 February 2008 (ISIS Agreement) under which ATL and ISIS agreed to collaborate to enable ATL to develop and commercialise antisense drugs, including ATL1103.

B                                    Under the ISIS Agreement, and pursuant to a letter dated 7 September 2009 pursuant to which ATL exercised its right to obtain a Licence to Exploit (as defined in the ISIS Agreement) with respect to the growth hormone receptor (GHR), ISIS has granted ATL an exclusive, worldwide licence under certain patents to Exploit the Technology for certain purposes.

C                                    In the course of developing and commercialising antisense drugs, ATL has also developed or acquired additional rights relevant to Exploitation of the Technology.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

D                                    Cortendo wishes to obtain an exclusive licence to Exploit the Technology in the Territory within the Field for the Purpose.

E                                     ATL grants to Cortendo an exclusive licence to Exploit the Technology in the Territory within the Field for the Purpose, on the terms and conditions set out in this agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Agreed terms

1.                                 Defined terms and interpretation

1.1                            Defined terms

In this agreement:

Acromegaly Indication means the treatment of acromegaly in humans, either as a first line or second line of therapy, or as an adjunctive therapy.

Affiliate means, with respect to a particular party, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such party.  For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, or by contract or otherwise.

Allowable Deductions means the following items to the extent they are reasonably and actually paid or allowed:

(a)                              quantity, trade and/or cash discounts actually granted;

(b)                              administrative, distribution and other fees paid to trade customers, retail pharmacy chains, wholesalers, specialty distributors, specialty pharmacies, managed health care organizations, pharmaceutical benefit managers, insurers, group purchasing organizations and national, state, or local government to the extent that such deductions are customary in the pharmaceutical industry;

(c)                               charge-back payments and rebates actually made or granted to trade customers, retail pharmacy chains, wholesalers, specialty distributors, specialty pharmacies, managed health care organizations, pharmaceutical benefit managers, insurers, group purchasing organizations and national, state, or local government to the extent that such deductions are customary in the pharmaceutical industry;

(d)                              amounts refunded or credited for an ATL1103 Product which was rejected, spoiled, damaged, out of date or returned, including in connection with recalls;

(e)                               freight, shipment and insurance costs incurred in transporting the ATL1103 Product;

(f)                                direct taxes, tariffs and customs duties applied on the sale, exportation or importation of ATL1103 Products, including VAT, GST, excise taxes and sales taxes;

(g)                               if applicable, that portion of the annual fee on prescription drug manufacturers imposed by the U.S. Patient Protection and Affordable Care Act of 2010, Pub. L. No. 111-148, (as amended) attributable to sales of such ATL1103 Product; and

(h)                              any other similar or customary deductions in the pharmaceutical industry taken in accordance with generally accepted accounting principles consistently applied in the pharmaceutical industry, and consistently applied by Cortendo, its Affiliates and/or Sub-Licensees (as applicable).

Associate has the meaning given in Division 2 of Part 1.2 of the Corporations Act as if section 12(1) of the Corporations Act included a reference to this agreement and ATL were the designated body.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

ASTC means ASX Settlement and Transfer Corporation Pty Ltd ACN 008 504 532.

ASTC Settlement Rules means the operating rules of ASTC.

ASX means ASX Limited or the financial market it operates, as the case may be.

ATL FTE Rate means US$200,000 per FTE (being the full time equivalent work of at least a total of 1800 hours per year) for the 2015 Calendar Year. FTE efforts shall include scientific or technical work and shall not include general corporate and administrative overhead.

ATL IP has the meaning given to it in clause 5.2(a)(i).

ATL Net Sales means the net sales of any products sold by ATL, its Affiliates and sub-licensees, the manufacture, use or sale of which would infringe any of the Cortendo IP and/or the Joint IP, which shall be calculated in the same manner as Net Sales is calculated under this agreement for ATL1103 Products, applied mutatis mutandis to such products.

ATL Territory means Australia and New Zealand, as amended pursuant to clause 7.8(e).

ATL1103 means the oligonucleotide (also known as [****]) that inhibits production of the growth hormone receptor (GHr) at the nucleic acid level by specifically binding to the coding region sequence of human GHr RNA by base pairing, and is comprised of sequence number [****] claimed in US patent numbers 7,803,781 and US7,846,906 with the following chemistry in [****]: ATL1103 is a [****], with a molecular weight of [****].  It is the [****] of a [****] with a [****] mechanism of action.  The ATL1103 sequence is [****], with the [****] are sometime referred to as [****].

ATL1103 Product means any product containing ATL1103 as an active pharmaceutical ingredient and the manufacture, use, supply or sale of which uses any part of the Technology or would, but for the Licence, infringe the Intellectual Property Rights in any part of the Technology, where such product is manufactured, sold or supplied by Cortendo or by any person commissioned or engaged by Cortendo (including any Sub-Licensees).

ATL’s Knowledge means to the knowledge of all officers, directors and employees of ATL, as well as [****] and [****], who are consultants for ATL.

Business Day means:

(a)                              for receiving a notice under clause 25, a day that is not a Saturday, Sunday, public holiday or bank holiday in the place where the notice is received; and

(b)                              for all other purposes, a day that is not a Saturday, Sunday, public holiday or bank holiday in Melbourne, Australia.

Business Hours means the hours from 9.00am to 5.00pm on a Business Day.

Calendar Year means each successive period of 12 months commencing on 1 January and ending on 31 December.

CHESS means Clearing House Electronic Sub-register System and has the meaning given to that term in the ASTC Settlement Rules.

CHESS Subregister has the meaning given to that term in the ASTC Settlement Rules.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Claim means any claim, proceeding, cause of action, action, demand or suit (including by way of contribution or indemnity).

Clinical and Regulatory Milestones means each of the milestones listed in the first column of the table in item 1 of Schedule 2.

Combination Product means a therapeutic pharmaceutical product that consists of either:

(a)                              ATL1103 and at least one other pharmaceutically active ingredient that is not ATL1103, combined into a single formulation (i.e., a fixed dose combination); or

(b)                              any combination of ATL1103, and another pharmaceutical product that contains at least one other pharmaceutically active ingredient that, in each case, is not ATL1103, where such product and ATL1103 are not formulated together but are sold together as a single product and invoiced as one product.

(c)                               The other pharmaceutically active ingredient in paragraph (a) or the other pharmaceutical product in paragraph (b) are each referred to as the Other Product(s).

Commercial Milestones means each of the milestones listed in the first column of the table in item 2 of Schedule 2.

Commercially Reasonable Efforts means, with respect to ATL1103, that level of effort and resources (including funds) commonly dedicated by a pharmaceutical company of similar size and resources as Cortendo to the development of a product from its own research efforts of similar commercial potential at a similar stage in its lifecycle to ATL1103, taking into account safety, tolerability and efficacy, product profile (including method of action, labelling, epidemiology), the proprietary position (including intellectual property protection, data or market exclusivity), the then-current competitive environment in the relevant country or jurisdiction, the likely timing of market entry (including timing of exclusivity), market access (including physician access, market and patient dynamics, unmet need), profitability (including taking into consideration costs of good sold, pricing reimbursement) and the regulatory environment (including the regulatory structure), but specifically excluding any consideration for the Milestone Payments.

Confidential Information of a Disclosing Party means:

(a)                              the following information, regardless of its form (eg, oral, written, graphic, electronic or physical) and whether the Recipient becomes aware of it before or after the date of this agreement:

(i)                                  information that is by its nature confidential to the Disclosing Party;

(ii)                               information that is designated by the Disclosing Party as confidential; or

(iii)                            information the Recipient knows, or ought to know, is confidential to the Disclosing Party,

(b)                              all notes and other records prepared by the Recipient based on or incorporating information referred to in paragraph (a); and

(c)                               all copies of the information, notes and other records referred to in paragraphs (a) and (b),

and includes:

(d)                              all information to be included pursuant to clause 13.7(b);

(e)                               in the case of ATL, the Technology;

(f)                                in the case of Cortendo, the Cortendo IP; and

(g)                               in the case of both parties, the Joint IP and the material terms of this agreement,

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

but excludes information that:

(h)                              the Recipient creates (whether alone or jointly with any third person) independently of the Disclosing Party by personnel who have not had access to the Disclosing Party’s Confidential Information;

(i)                                  is known by the Recipient prior to disclosure by the Disclosing Party, as evidenced by internal records or documentation of the Recipient; or

(j)                                 is received by the Recipient from an independent Third Party with the lawful right to disclose; or

(k)                              is public knowledge (otherwise than as a result of a breach of confidentiality by the Recipient or any of its permitted disclosees).

Corporations Act means the Corporations Act 2001 (Cth).

Cortendo IP has the meaning given to it in clause 5.2(a)(ii).

Data has the meaning given to it in the definition of Technology.

Deal means to:

(a)                              sell, assign, transfer or otherwise dispose of;

(b)                              agree to offer to sell, assign, transfer or otherwise dispose of;

(c)                               enter into any option which, if exercised (whether such exercise is subject to conditions or otherwise), enables or requires a person to sell, assign, transfer or otherwise dispose of; and

(d)                              decrease or agree to decrease an economic interest,

and Dealing has a corresponding meaning.

Default Rate means, on any date, the rate per annum equal to the LIBOR plus five percent (5%) (as quoted in The Wall Street Journal or its successor on the day after the payment is due), with interest to accrue from the due date to the date immediately before the actual date of payment calculated daily on the basis of a 365 day year and capitalised monthly.

Development Data has the meaning given to it in clause 7.3(c).

Development Plan has the meaning given to it in clause 7.1(a).

Disclosing Party means a party who discloses or makes available Confidential Information to the Recipient.

Disclosure Letter means the letter from ATL to Cortendo dated on or before the date of this agreement entitled “Disclosure Letter”.

Dispute has the meaning given to it in clause 23.1(a).

Dispute Notice has the meaning given to it in clause 23.1(b).

Due Diligence Materials all information and documents provided to Cortendo before the date of this agreement, a list of which is attached to the Disclosure Letter.

EMA means the European Medicines Agency or any successor entity.

Encumbrance includes any mortgage, charge, lien, restriction against transfer, encumbrance and other third party interest and for avoidance of doubt includes any form of securities lending arrangement.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

EU or European Union means the European Union member states as then constituted.  As of the Start Date, the European Union member states are Austria, Belgium, Bulgaria, Croatia, Republic of Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden, and United Kingdom.

EU Approval means:

(a)                              approval of an ATL1103 Product for marketing in the European Union by the EMA (including Pricing Approval, but excluding Pricing Approval with respect to the achievement of Milestones); or

(b)                              if Cortendo seeks approval through mutual recognition in the European Union, the earlier to occur of:

(i)                                  approval of an ATL1103 Product for marketing in the European Union by the Ministry of Health (including Pricing Approval, but excluding Pricing Approval with respect to the achievement of Milestones) of at least three of the following countries: the United Kingdom, France, Germany, Italy or Spain; and

(ii)                               the date that is six calendar months after such approval by the Ministry of Health of one of the following countries: the United Kingdom, France, Germany, Italy or Spain,

whichever occurs first.

If an ATL1103 Product can be sold in any of the countries listed above without EMA or Ministry of Health approval, EU Approval will be deemed to have been obtained on the First Commercial Sale of an ATL1103 Product in any three of the five countries listed above.

Exploit, in relation to the Technology, means:

(a)                              to make, hire, sell or otherwise dispose of ATL1103 or any ATL1103 Product, offer to make, sell, hire or otherwise dispose of it, use or import it, or keep it for the purpose of doing any of those things;

(b)                              to use any method or process that is ATL1103 or an ATL1103 Product or do any act mentioned in paragraph (a) in respect of a product resulting from use of that method or process;

(c)                               to research, develop or test any of the Technology; and

(d)                              to use or disclose any Confidential Information (including the Data) comprising any of the Technology.

FDA means the United States Food and Drug Administration, or any successor entity.

Field means the treatment of all diseases or conditions that relate to the endocrine system that are typically treated by endocrinologists as the primary treating physician (determined by reference to relevant statistics in the medical profession); but notwithstanding the foregoing, specifically excludes the treatment of any form of cancer and the treatment of any complications of diabetes.

First Commercial Sale means, with respect to an ATL1103 Product, the first sale on a commercial basis for which payment has been received for use or consumption by the general public of such ATL1103 Product in a given regulatory jurisdiction in the Territory after Marketing Approval has been obtained in such jurisdiction for such ATL1103 Product, or such sale is otherwise permitted by the Regulatory Authority in such regulatory jurisdiction, excluding free samples, compassionate use and other similar pre-Marketing Approval programs.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Further Phase IIB Trial means a further phase II trial involving at least 28 patients and a duration of dosing of at least six months, which is required by the FDA or EMA to be conducted by or on behalf of Cortendo, for the treatment of an Acromegaly Indication using ATL1103, ahead of (and not as part of) a Phase III Trial, but does not include any trial of a Combination Product.

Governmental Authority means any national, federal, state, local, municipal or other governmental, regulatory, administrative, judicial, public or statutory instrumentality, court or governmental tribunal, agency, commission, authority, body or entity, or any political subdivision thereof, having legal jurisdiction over the matter or party in question.

Gross Sales means, with respect to an ATL1103 Product, the gross amount invoiced by Cortendo or by its Sub-Licensees to Third Parties, and where any ATL1103 Products are sold in a transaction that is not arm’s length, then the price of ATL1103 Products sold in that transaction will be deemed to be the price that would have been paid by an independent third party customer in a bona fide, arm’s length transaction.

(a)                              To avoid doubt, Gross Sales excludes:

(i)                                  the transfer of reasonable and customary quantities of free samples of ATL1103 Product(s) and the transfer of ATL1103 Product(s) as clinical trial materials, other than for subsequent resale;

(ii)                               sales or transfers of ATL1103 Product(s) by Cortendo to its Sub-Licensees unless the receiving party is the consumer or user of the ATL Product;

(iii)                            use by Cortendo or its Sub-Licensees of ATL1103 Products for any use connected with the securing of Marketing Approval or validating of a manufacturing process or the obtaining of other necessary Marketing Approvals for ATL1103 Products (unless such ATL1103 Products are subsequently sold); and

(iv)                           use by Cortendo or its Sub-Licensees of ATL1103 Products for clinical trials, or under early access, compassionate use, named patient, indigent access, patient assistance or other similar reduced pricing programs, at a price that is less than 125% of the fully-burdened cost of goods thereof.

(b)                              Gross Sales for a Combination Product in a country shall be calculated as follows:

(i)                                  If the ATL1103 Product and Other Product(s) are each already sold separately in such country, Gross Sales will be calculated by multiplying the total Gross Sales (as described above) of the Combination Product by the fraction A/(A+B), where A is the public or list price in such country of the ATL1103 Product sold separately in the same formulation and dosage, and B is the (sum of the) public or list price(s) in such country of the Other Product(s) sold separately in the same formulation and dosage, during the applicable Calendar Year.

(ii)                               If the ATL1103 Product is already sold independently of the Other Product(s) in such country, but the public or list price of such Other Product(s) cannot be determined, Gross Sales will be calculated by multiplying the total Gross Sales (as described above) of such Combination Product by the fraction A/C, where A is the public or list price in such country of such ATL1103Product sold independently and C is the public or list price in such country of the Combination Product.

(iii)                            If the Other Product(s) is already sold independently of the ATL1103 Product in such country, but the public or list price of such ATL1103 Product cannot be determined, Gross Sales will be calculated by multiplying the total Gross Sales (as described above) of such Combination Product by the fraction [1-B/C], where B is

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

the (sum of the) public or list price(s) in such country of the Other Product(s) and C is the public or list price in such country of the Combination Product.

(iv)                           If neither the public or list price of the Other Product(s) nor the public or list price of such ATL1103 Product can be determined in such country, then the Parties shall agree the amount to be included in Net Sales, based on a reasonable allocation of the relative values of the Other Product(s) and such ATL1103 Product. If the parties cannot reach agreement within 20 days of Cortendo notifying ATL of its proposed amount, then either party may refer the matter to an Independent Expert under clause 24.

Growth Hormone Receptor Patent Rights means the Patents listed in item 3 ofSchedule 1.

GST has the meaning given in the GST Law.

GST Law has the meaning given in the A New Tax System (Goods & Services Tax) Act 1999 (Cth).

Holding means, as applicable, the Initial Shares, the Milestone Shares or both the Initial Shares and the Milestone Shares issued to Cortendo under this agreement.

Improvement means any modification, enhancement, development or improvement to any part of the Technology that is solely relevant to ATL1103, the Exploitation of which would infringe any Intellectual Property Rights comprised in the Technology.

In-Human Trial Milestone means:

(a)                              if confirmed as required by, or specifically and expressly recommended by, or provided as non-binding guidance by, the FDA or the EMA after Cortendo has sought approval to proceed directly to a Phase III Trial, and such requirement or recommendation is followed by Cortendo, from the Start of a Further Phase IIB Trial; or

(b)                              otherwise, the Start of a Phase III Trial.

For the avoidance of doubt, any PhaseIIB trial undertaken by or on behalf of Cortendo in relation to the development of ATL1103 for the treatment of an Acromegaly Indication using ATL1103 (including the Further Phase IIB Trial)  that is not confirmed as required by, or specifically and expressly recommended by, or provided as non-binding guidance by,  the FDA or the EMA after Cortendo has sought approval to proceed directly to a Phase III Trial will not constitute the In-Human Trial Milestone.  Further, if non-binding guidance is provided by the FDA or the EMA verbally, such guidance must be able to be confirmed by ATL, either as a participant in such meeting or other communication with the FDA or the EMA, as applicable, or by obtaining verification from an independent third party who was a participant in such meeting or other communication.

In-Human Trial Milestone Date means [****].

IND means an investigational new drug application or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority or hospital ethics committee in conformity with applicable Regulatory Authority regulations.

Independent Expert means an individual independent of both parties who has appropriate scientific, technical, product development, regulatory, financial or commercial expertise to resolve any matter or Dispute referred to him or her under clause 24.

Initial Shares means 15,025,075 Shares.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Initial Shares Completion Date means the date that is 5 Business Days after the Start Date, or any earlier date agreed in writing by the parties.

Initial Shares Subscription Price means US$2,000,000 (being $0.1675 per Initial Share).

Intellectual Property Rights means all intellectual property rights, including the following rights:

(a)                              Patents, trade secrets, copyright, designs, trade and service marks (including goodwill in those marks), domain names and trade names and any right to have confidential information kept confidential;

(b)                              any application or right to apply for registration of any of the rights referred to in paragraph (a); and

(c)                               all rights of a similar nature to any of the rights in paragraphs (a) and (b) that may subsist anywhere in the world,

whether or not such rights are registered or capable of being registered.

ISIS is defined in paragraph A of the background section of this agreement.

ISIS Agreement is defined in paragraph A of the background section of this agreement.

ISIS Consent Letter means the letter from ISIS to ATL dated on or around the date of this agreement.

ISIS Core Technology Patent Rights means the Patents listed in item 1 of Schedule 1.

ISIS Manufacturing Patent Rights means the Patents listed in item 2 of Schedule 1.

Issuer Sponsored Subregister has the meaning given to that term in the ASTC Settlement Rules.

Japanese Approval means the approval of an ATL1103 Product for marketing in Japan by the Japanese Ministry of Health and Welfare (or any future equivalent process), together with any other approval necessary to make and sell an ATL1103 Product commercially in Japan (including Pricing Approval, but excluding Pricing Approval with respect to the achievement of Milestones).  If an ATL1103 Product can be sold in Japan without Ministry of Health and Welfare approval, Japanese Approval will be deemed to have been obtained on the First Commercial Sale of an ATL1103 Product in Japan.

Joint IP has the meaning given to it in clause 5.2(a)(iii).

Law means, with respect to a party, any law, statute, code, rule, regulation, by-law, ordinance, subordinate legislation, order, decree, judgment, injunction, notice or binding agreement promulgated or entered into by any Governmental Authority having jurisdiction over such party or such party’s obligations under this agreement, in force from time to time in the relevant jurisdiction, the common law and equity as applicable from time to time and any applicable industry codes of conduct.

Licence means the licence granted in clause 3.1.

Licensed Patents means the ISIS Core Technology Patent Rights, the ISIS Manufacturing Patent Rights, the Growth Hormone Receptor Patent Rights and the Third Party Patent Rights.

Listing Rules means the listing rules of ASX.

Loss means any cost (including legal costs on a solicitor and own client basis, whether incurred by or awarded against the relevant party), expense, loss, damage, charge or liability whether direct, indirect or consequential (including pure economic loss), present or future, ascertained, unascertained, actual, prospective or contingent, and including any such cost, expense, loss,

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

damage, charge or liability that is incurred in connection with a Claim, including the defence or settlement of that Claim.

MAA means a marketing approval application or similar application or submission for approval to market and sell a new pharmaceutical product (but excluding Pricing Approval) filed or submitted to the EMA.

Major Market means each of the US, Canada, the United Kingdom, France, Germany, Italy, Spain and Japan.

Marketing Approval means the act of a Regulatory Authority necessary for the marketing and sale of an ATL1103 Product in a country or regulatory jurisdiction, including any US Approval, EU Approval and Japanese Approval.

Milestone Fees means each of the milestone fees applicable to a Milestone, as listed in the second or third column (as applicable) of the table in Schedule 2.

Milestone Shares means, subject to clause 10.4, that number of Shares calculated in accordance with the following formula:

S = P/VWAP

Where:

S equals the Milestone Shares;

P equals the Milestone Shares Subscription Price; and

VWAP equals the 28 day volume weighted average price of the Shares, traded on the ASX up to and including the date that is 1 Business Day prior to the date that the Milestone Shares Condition is satisfied or waived in accordance with this agreement.

Milestone Shares Completion Date means the date nominated by ATL being not earlier than 14 days and not later than 40 days after the date on which the Milestone Shares Condition is satisfied or waived in accordance with this agreement, or such other date as may be agreed by the parties in writing.

Milestone Shares Condition means [****].

Milestone Shares Subscription Price means US$1,000,000.

Milestones means the Clinical and Regulatory Milestones and the Commercial Milestones.

Moratorium Period means:

(a)                              in respect of the Initial Shares, a period of 24 calendar months commencing on the Initial Shares Completion Date; and

(b)                              in respect of the Milestone Shares, a period of 24 calendar months commencing on the Milestone Shares Completion Date.

NDA means a new drug application or similar application or submission for approval to market and sell a new pharmaceutical product filed or submitted to the FDA.

Net Sales means Gross Sales minus Allowable Deductions.  Net Sales shall be accounted for on an accrual basis (ie, on the date the sale is made) in accordance with the selling party’s standard practices, consistently applied, in the relevant country in the Territory.

Non-Disclosure Agreement means the non-disclosure agreement between ATL and Cortendo dated 12 August 2014.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Other ATL Rights means all Intellectual Property Rights owned or controlled by ATL at the Start Date relevant to ATL1103 which ATL has the right to license to Cortendo on the terms set out in this agreement, other than the Licensed Patents, solely as such Intellectual Property Rights are relevant to Cortendo’s development and commercialisation of ATL1103 as contemplated under this agreement.

Other Indication means a separately defined, well-categorized class of human disease or condition in the Field for which a separate NDA, MAA or comparable application must be filled with a Regulatory Authority, but excluding Acromegaly Indications.

Participant has the meaning given in the ASTC Settlement Rules.

Patent or Patents means:

(a)                              patent applications (including provisional applications and applications for certificates of invention);

(b)                              any patents issuing from such patent applications (including certificates of invention),

and includes:

(a)                              all patents and patent applications worldwide based on, corresponding to, or claiming the priority date(s) of any of the foregoing;

(b)                              any reissues, substitutions, confirmations, registrations, validations, re-examinations, additions, continuations, continued prosecution applications, continuations-in-part, requests for continued examination, or divisions of or to any of the foregoing; and

(c)                               term extension or other governmental action which provide exclusive rights to a product beyond the original patent expiration date.

Phase III Trial means a phase III clinical trial conducted anywhere in the world by, or on behalf of, Cortendo, for an Acromegaly Indication or any Other Indication using an ATL1103 Product, the results of which may establish safety and efficacy of ATL1103 and which may serve as the basis for initial or supplemental Marketing Approval of an ATL1103 Product.

Program Transfer has the meaning given to it in clause 19.2.

Pricing Approval means such governmental approval, agreement, determination or decision establishing prices for an ATL1103 Product that can be charged and/or reimbursed in regulatory jurisdictions where the applicable Governmental Authorities approve or determine the price and/or reimbursement of pharmaceutical products.

Purpose means to develop, make, have made, use, sell, have sold, offer for sale and import ATL1103 Products.

Quarter means a period of three months commencing on either 1 January, 1 April, 1 July or 1 October.

Recipient means a party who obtains or otherwise becomes aware of Confidential Information of the other party.

Regulatory Authority means any applicable government regulatory authority involved in granting approvals for the marketing or pricing of a pharmaceutical product, including the FDA and any successor government authority having substantially the same function, and foreign equivalents of the FDA.

Related Body Corporate has the meaning given to that term in the Corporations Act.

Share means a fully paid ordinary share in the capital of ATL.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Start:

(a)                              when used in the Clinical and Regulatory Milestone descriptions in item 1 of Schedule 2 means the earlier of:

(i)                                  dosing of the first patient in a Phase III Trial; and

(ii)                               six calendar months after FDA regulatory (IND) approval for a Phase III Trial or the European equivalent if the Phase III Trial is undertaken in Europe;

(b)                              for all other purposes, means the dosing of the first patient in a Further Phase IIB Trial or a Phase III Trial (as applicable).

Start Date means the date this agreement is signed by the last party to sign this agreement.

Sub-Licensee means an Affiliate or Third Party granted a sub-licence by Cortendo of any of Cortendo’s rights under the Licence, regardless of whether or not the sub-licence was granted in accordance with this agreement.

Sub-Licensee Income means the following amounts owed to Cortendo by a sub-licensee pursuant to a sub-licence referred to in clause 4.2(h):

(a)                              upfront and clinical or development milestone payments; and

(b)                              the fair market value of shares or other securities, to the extent and in the amount that such fair market value exceeds the purchase price paid for such securities by Cortendo;

and where amounts are owed to Cortendo as a result of a transaction that is not arm’s length, then the amount owed will be deemed to be the amount that would have been paid by an independent third party customer in a bona fide, arm’s length transaction.

Subscription Shares means the Initial Shares and the Milestone Shares subscribed for by Cortendo.

Tax or Taxes means all forms of taxes, duties, imposts, charges, withholdings, rates, levies or other governmental impositions of whatever nature and by whatever authority imposed, assessed or charged, together with all costs, charges, interest, penalties, fines, expenses and other additional statutory charges, incidental or related to the imposition.

Technology means:

(a)                              the inventions that are covered or claimed as the subject of any of the Licensed Patents;

(b)                              technical and other information (including know-how, trade secrets, research tools, materials, research data, databases, experimental procedures, designs, formulae, process information, clinical data and CMC information) existing as at the Start Date, and owned or controlled by ATL, that has been developed by, or is confidential to, ATL in relation to the inventions referred to in paragraph (a) that is not in the public domain and that is relevant to the Marketing Approval by a Regulatory Authority of ATL1103 in the Territory for use within the Field and solely for the Purpose (Data);

(c)                               any inventions or technical and other information comprising the ATL IP or Joint IP licensed to Cortendo under clause 5.2(c); and

(d)                              any inventions or technical and other information that constitutes Other ATL Rights.

Term means the period commencing on the Start Date and ending on the date on which all of Cortendo’s obligations to pay royalties to ATL under clause 9.2 have expired.

Territory means worldwide other than Australia and New Zealand, as amended pursuant to clause 7.8(e).

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Third Party means any entity other than ATL or Cortendo or an Affiliate of either of them.

Third Party IP Rights means any Intellectual Property Rights owned by a Third Party, but excluding Third Party Patent Rights.

Third Party Patent Rights means the Patents listed in item 5 of Schedule 1.

Toxicology Milestone means completion of a non-human primate chronic toxicology study using ATL1103 by or on behalf of Cortendo anywhere in the world to support a Phase III Trial.

Toxicology Milestone Date means [****].

US or United States means the United States of America, including all possessions and territories thereof.

US Approval means approval of an ATL1103 Product for marketing in the United States by the FDA (including Pricing Approval, but excluding Pricing Approval with respect to the achievement of Milestones).  If an ATL1103 Product can be sold in the US without FDA approval, US Approval will be deemed to have been obtained on the First Commercial Sale of an ATL1103 Product in the US.

Valid Claim means a claim of any examined and issued Patent that has not been revoked or held invalid or unenforceable by final decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and that is not admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

1.2                            Interpretation

In this agreement, except where the context otherwise requires:

(a)                              the singular includes the plural and vice versa, and a gender includes other genders;

(b)                              another grammatical form of a defined word or expression has a corresponding meaning;

(c)                               a reference to a clause, paragraph, schedule or annexure is to a clause or paragraph of, or schedule or annexure to, this agreement, and a reference to this agreement includes any schedule or annexure;

(d)                              a reference to a document or instrument includes the document or instrument as novated, altered, supplemented or replaced from time to time;

(e)                               a reference to US$, $US or USD is to United States currency;

(f)                                a reference to a party is to a party to this agreement, and a reference to a party to a document includes the party’s executors, administrators, successors and permitted assignees and substitutes;

(g)                               a reference to a person includes a natural person, partnership, body corporate, association, governmental or local authority or agency or other entity;

(h)                              a reference to a statute, ordinance, code or other Law includes regulations and other instruments under it and consolidations, amendments, re enactments or replacements of any of them;

(i)                                  a word or expression defined in the Corporations Act has the meaning given to it in the Corporations Act;

(j)                                 the meaning of general words is not limited by specific examples introduced by including, for example or similar expressions;

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(k)                              any agreement, representation, warranty or indemnity in favour of two or more parties (including where two or more persons are included in the same defined term) is for the benefit of them jointly and severally;

(l)                                  a rule of construction does not apply to the disadvantage of a party because the party was responsible for the preparation of this agreement or any part of it; and

(m)                          if a day on or by which an obligation must be performed or an event must occur is not a Business Day, the obligation must be performed or the event must occur on or by the next Business Day.

1.3                            Headings

Headings are for ease of reference only and do not affect interpretation.

2.                                 Term

This agreement starts on the Start Date and continues for the Term unless this agreement is terminated earlier under clause 18.

3.                                 Licence

3.1                            Grant of licence

Subject to clause 3.2, ATL hereby grants to Cortendo an exclusive, transferable (subject to clause 26.3(a)) licence, with the right to grant sub-licences in accordance with clause 4, under the Licensed Patents and the Other ATL Rights, to Exploit the Technology throughout the Territory for use within the Field and solely for the Purpose for the Term and on the terms and conditions set out in this agreement.

3.2                            ATL rights to use Technology

(a)                              Cortendo acknowledges and agrees that ATL may Exploit the Technology:

(i)                                  in any manner at all outside the Field anywhere in the world; and

(ii)                               in any manner at all in the Field in the ATL Territory.

(b)                              ATL may grant sub-licences to Third Parties to Exploit the Technology in the manner set out in paragraph (a), provided that:

(i)                                  ATL shall be required to obtain Cortendo’s prior written consent to the proposed sub-licensee pursuant to the process set forth in clauses 4.2(b) to (g), applied mutatis mutandis to ATL’s request;

(ii)                               ATL shall notify Cortendo in advance before seeking to commence (or authorising any Third Party to commence) any clinical development or commercialisation activities of ATL1103 Products, either in the ATL Territory in the Field, or anywhere in the world outside the Field, together with sufficient information to enable Cortendo to evaluate such clinical development or commercialisation activities, so that the parties may discuss the coordination of their activities; and

(A)                            if Cortendo has a reasonable, justifiable, good faith concern that such clinical development or commercialisation activities will have a material negative impact on Cortendo’s business relating to the ATL1103 Products in the Field in the Territory based on: (1) safety grounds, (2) pricing of such other ATL1103 Product, or (3) off-label promotion of such other ATL Product in the Field in the Territory, then  Cortendo will notify ATL of its concerns (including particulars) within 20 days of receiving

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

notification from ATL, and the parties will meet (either in person or by teleconference) to discuss these concerns, with a view to agreeing a basis upon which ATL can proceed; and

(B)                            if the parties cannot reach agreement within 20 days of Cortendo notifying ATL of its concerns, then either party may refer the matter to an Independent Expert under clause 24.

(c)                               ATL shall not conduct, and shall specifically prohibit any such Third Party from:

(i)                                  marketing or promoting of any ATL1103 Products to medical professionals who are endocrinologists or who work in the field of endocrinology (eg, nurses, nurse practitioners); or

(ii)                               marketing or promoting of any ATL1103 Products for use in the Field, and

ATL covenants and agrees to use reasonable endeavours to procure the compliance by its sub-licensees with the restrictions in this clause 3.2(c).

3.3                            Grant-back Licence

(a)                              Cortendo hereby grants to ATL (with effect from the date of creation of the relevant Intellectual Property Rights) an exclusive, transferable (subject to clause 26.4), sub-licensable, royalty-free, fully paid licence under the Cortendo IP and Joint IP to exploit the technology comprised in the Cortendo IP and Joint IP throughout the ATL Territory for use within the Field for the Purpose; provided that:

(i)                                  ATL shall be required to obtain Cortendo’s prior written consent to the proposed sub-licensee pursuant to the process set forth in clauses 4.2(b) to (g), applied mutatis mutandis to ATL’s request;

(ii)                               such sub-licence provides that ATL shall have the right to provide Cortendo and its Sub-Licensees all data (including pre-clinical, clinical, technical, chemical, safety, and scientific data and information), know-how and other results generated by or resulting from or in connection with the exploitation of the technology by or on behalf of ATL or such sub-licensee thereunder, including relevant laboratory notebook information, screening data, regulatory data and synthesis schemes, and Cortendo will have the right to use such data in filings for Marketing Approvals during the Term for the purpose of exercising the Licence;

(iii)                            ATL shall notify Cortendo in advance before seeking to commence (or authorising any Third Party to commence) any clinical development or commercialisation activities of ATL1103 Products in the ATL Territory in the Field, together with sufficient information to enable Cortendo to evaluate such clinical development or commercialisation activities, so that the parties may discuss the coordination of their activities, and:

(A)                            if Cortendo has a reasonable, justifiable, good faith concern that such clinical development or commercialisation activities will have a material negative impact on Cortendo’s business relating to the ATL1103 Products in the Field in the Territory based on: (1) safety grounds, (2) pricing of such other ATL1103 Product, or (3) off-label promotion of such other ATL Product in the Field in the Territory, then  Cortendo will notify ATL of its concerns (including particulars) within 20 days of receiving notification from ATL, and the parties will meet (either in person or by teleconference) to discuss these concerns, with a view to agreeing a basis upon which ATL can proceed; and

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(B)                            if the parties cannot reach agreement within 20 days of Cortendo notifying ATL of its concerns, then either party may refer the matter to an Independent Expert under clause 24;

(iv)                           if the Independent Expert determines that it is not reasonable to withhold consent to such activities on the grounds specified in clause 3.3(a)(iii)(A), then Cortendo shall be deemed to have consented; and

(v)                              if the Independent Expert determines that it is reasonable to withhold consent to such activities on the grounds specified in clause 3.3(a)(iii)(A), then Cortendo shall not grant such consent.

(b)                              If ATL desires to seek to extend the licence granted in paragraph (a) to expand the licence to include the exploitation of the technology comprised in the Cortendo IP and Joint IP anywhere in the world for use outside the Field for any purpose, then:

(i)                                  ATL must notify Cortendo in advance to request such expansion of the licence, and provide in such notice the scope of the expansion of the licence being requested with respect to field and territory, the identity of any Third Party to be granted a sub-licence, the scope of the sub-licence and the territory in which such sub-licence will be granted, and request Cortendo’s written consent to such expansion licence;

(ii)                               ATL shall notify Cortendo in advance before seeking to commence (or authorising any Third Party to commence) any clinical development or commercialisation activities of ATL1103 Products anywhere in the world outside the Field, together with sufficient information to enable Cortendo to evaluate such clinical development or commercialisation activities, so that the parties may discuss the coordination of their activities; and

(A)                            if Cortendo has a reasonable, justifiable, good faith concern that such clinical development or commercialisation activities will have a material negative impact on Cortendo’s business relating to the ATL1103 Products in the Field in the Territory based on: (1) safety grounds, (2) pricing of such other ATL1103 Product, or (3) off-label promotion of such other ATL Product in the Field in the Territory, then  Cortendo will notify ATL of its concerns (including particulars) within 20 days of receiving notification from ATL, and the parties will meet (either in person or by teleconference) to discuss these concerns, with a view to agreeing a basis upon which ATL can proceed; and

(B)                            if the parties cannot reach agreement within 20 days of Cortendo notifying ATL of its concerns, then either party may refer the matter to an Independent Expert under clause 24.

(iii)                            if the Independent Expert determines that it is not reasonable to withhold consent to such licence expansion on the grounds specified in clause 3.3(b)(ii)(A), then Cortendo shall be deemed to have expanded such licence to include the scope of the field and territory so determined by such Independent Expert; and

(iv)                           if the Independent Expert determines that it is reasonable to withhold consent to such expansion of the licence on the grounds specified in clause 3.3(b)(ii)(A), then Cortendo shall not grant such expansion of the licence.

(c)                               In the event of any expansion of the licence granted to ATL under this clause 3.3, at any time before seeking to commence (or authorising any Third Party to commence) selling

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

any product for use outside the Field that incorporates any Cortendo IP or Joint IP, ATL may notify Cortendo of its proposed royalty to be paid by ATL to Cortendo in respect of ATL Net Sales of that product, based on the relative value of the Cortendo IP or Joint IP (and taking into account Cortendo’s relative interest in any Joint IP) to the overall value of the product.  If the parties are unable to agree on an appropriate royalty rate within 20 days of Cortendo receiving notification from ATL, then either party may refer the matter to an Independent Expert under clause 24 to determine an appropriate royalty based on the relative value of the Cortendo IP or Joint IP (and taking into account Cortendo’s relative interest in any Joint IP) to the overall value of the product.

3.4                            Limitation on grant of rights

If any applicable legislation in any jurisdiction of the Territory confers rights on a licensee of a patent, to the extent permitted by Law, the parties agree that those rights are not conferred on Cortendo or any Sub-Licensee unless expressly provided otherwise in this agreement.

3.5                            Statutory termination of any Patent sub-licence

This agreement operates as a separate agreement in relation to:

(a)                              each Patent included in the Technology in each jurisdiction in the Territory; and

(b)                              such of the Technology that never becomes the subject of a patent,

to the intent and purpose that if a party terminates this agreement pursuant to a statutory right to terminate a patent licence under any applicable legislation in any jurisdiction in the Territory, that termination will operate only with respect to the Patent that ceased to be in force, without affecting the continued operation of this agreement in relation to all remaining Patents and such of the Technology that never becomes the subject of a patent.

3.6                            Exclusivity

ATL hereby covenants that, during the Term, neither it nor its Affiliates will:

(a)                              grant or offer any licence or other rights to a Third Party, or otherwise discuss or negotiate with any Third Party the terms of any such licence or rights; or

(b)                              conduct any activities, whether independently or with or for the benefit of a Third Party,

with respect to the commercialisation of:

(c)                               ATL1103 for Acromegaly Indications;

(d)                              any pharmaceutical products comprised of a salt, analog, free acid/base, solvate, ester, hydrate, anhydrous form, degradant, stereoisomer, polymorphic form, isotope or crystal form, prodrug, metabolite or any modification based on the nucleotide sequence of, ATL1103 for Acromegaly Indications; or

(e)                               any pharmaceutical products for Acromegaly Indications which rely on the same data as ATL1103 for regulatory approval (excluding activities to be conducted by ATL under this agreement).

4.                                 Further Sub-licensing

4.1                            Restriction on further Sub-licensing

Cortendo must not grant sub-licences of any of its rights under the Licence except in accordance with this clause 4.

4.2                            Further sub-licensing of rights

(a)                              Cortendo may only sub-license all or any part of its rights under the Licence to:

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(i)                                  its Affiliates or Third Parties for the purpose of assisting Cortendo with the development of ATL1103 Products; and

(ii)                               its Affiliates or Third Parties for the purpose of distributing ATL1103 Products as permitted under this agreement,

and, in each case, subject to the requirements of paragraphs (b) through (f).

(b)                              In the event that Cortendo wishes to grant a sub-licence to any Third Party, it shall notify ATL of same at the time that a term sheet has been agreed or the financial terms of such sub-licence have been substantially agreed and provide in such notice the identity of such Third Party, the scope of the sub-licence and the territory in which such sub-licence will be granted, and request ATL’s written consent to such sub-licence.

(c)                               Within 30 days after receipt of the notice referred to in paragraph (b), ATL shall determine whether ATL will consent to such sub-licence, which consent shall not be unreasonably withheld, delayed or conditioned.

(d)                              If ATL does not consent to such sub-licence request, it shall provide a written response to Cortendo setting forth in reasonable detail its concerns about same.  If Cortendo disagrees with ATL’s rationale for not consenting, then Cortendo may refer the matter to an Independent Expert under clause 24.

(e)                               If the Independent Expert determines that it is not reasonable to withhold consent to such sub-licence, then Cortendo shall be free to grant such sub-licence.

(f)                                If the Independent Expert determines that it is reasonable to withhold consent to such sub-licence, then Cortendo shall not grant such sub-licence.

(g)                               For the avoidance of doubt, no consent from ATL will be required to grant a sub-licence to an Affiliate of Cortendo.

(h)                              In the event that Cortendo grants any sub-licence pursuant to clause 4.2(a)(ii) to a Third Party that includes distribution of ATL1103 Products in any region that includes either the U.S. or four of the five Major Markets in the EU prior to the Start of a Phase III Trial, then Cortendo shall pay to ATL an amount equal to:

(i)                                  in the event that no Further Phase IIB Trial is required, [****] percent ([****]%) of Sub-Licensee Income; or

(ii)                               in the event that a Further Phase IIB Trial is required prior to the Start of the Phase III Trial, [****] ([****]%) of Sub-Licensee Income.

(i)                                  Each such payment shall be made within 30 days after the receipt of such payment by Cortendo in a manner consistent with clauses 9.7 through and including 9.10.

(j)                                 Each sub-licence granted pursuant to this clause 4.2 shall be made pursuant to a written agreement that contains the following terms (Sub-Licensee Required Terms):

(i)                                  terms imposing obligations on the Sub-Licensee that are at least equivalent to those imposed on Cortendo under this agreement, to the extent necessary for Cortendo to perform its obligations under this agreement as if acts of the Sub-Licensee were acts of Cortendo;

(ii)                               a term providing that the agreement is not capable of assignment by the Sub-Licensee except in events comparable to those provided in clause 26.3;

(iii)                            a term providing that the agreement will be automatically novated from Cortendo to ATL in the circumstances set out in clause 4.5;

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(iv)                           a term preventing the Sub-Licensee from further sub-licensing its rights in respect of all or any part of the Technology;

(v)                              a term excluding and limiting the liability of ATL that is at least equivalent to the exclusion and limitation of liability in clause 15; and

(vi)                           a term providing that ATL and ISIS are third party beneficiaries under the agreement,

and which is otherwise consistent with the terms of this agreement, the ISIS Agreement and any agreement pursuant to which ISIS obtained its rights in the Third Party Patent Rights.

4.3                            Responsibility for acts of Sub-Licensees

(a)                              Despite any Sub-licensing of any of its rights under the Licence, Cortendo remains liable for the performance of all of its obligations under, and compliance with, this agreement as if all acts of any Sub-Licensees were acts of Cortendo.

(b)                              Cortendo must promptly notify ATL if it becomes aware of any breach of the Sub-Licensee Required Terms by a Sub-Licensee, and take commercially reasonable efforts to cause the Sub-Licensee to cure the breach, or terminate the agreement.

4.4                            Cortendo to provide copies of written agreements with Sub-Licensee

Cortendo must provide ATL with a signed copy of each written agreement comprising a sub-licence of its rights under this agreement to a Sub-Licensee, within 30 days after that agreement is signed (which may be redacted for financial terms).

4.5                            Sub-licence survival

In the event of termination of this agreement (other than termination by ATL pursuant to clause 18.5 or termination by ATL pursuant to clause 18.3 where such termination is due to actions by such Sub-Licensee), Cortendo shall promptly inform its Sub-Licensees thereof, and any valid Sub-licence shall, at the Sub-Licensee’s option, and with ATL’s prior written consent (not to be unreasonably withheld, conditioned or delayed), survive such termination and be deemed the grant of a direct sub-licence by ATL to such Sub-Licensee, provided that the Sub-Licensee is not in material breach of any of its obligations under the applicable sub-licence agreement.

5.                                 Ownership and protection of the Technology

5.1                            Acknowledgment of ownership of the Technology

Cortendo acknowledges and agrees that nothing in this agreement assigns or transfers to Cortendo any ownership of any of the Technology (including any Intellectual Property Rights subsisting in the Technology).

5.2                            Ownership of Improvements

(a)                              As between the parties, all right, title and interest in and to any Improvements (including those made by subcontractors of a party):

(i)                                  first conceived solely by employees or subcontractors of ATL shall be owned solely by ATL (ATL IP);

(ii)                               first conceived solely by employees or subcontractors of Cortendo (or any of its Sub-Licensees) shall be owned solely by Cortendo (Cortendo IP); and

(iii)                            first conceived jointly by employees or subcontractors of ATL and Cortendo, shall be owned jointly by ATL and Cortendo (Joint IP).

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Inventorship shall be determined in accordance with US patent laws.

Ownership pursuant to this clause 5.2(a) shall include all Intellectual Property Rights subsisting in any and all such Improvements.

(b)                              Promptly after any Improvement covered by this clause 5.2 is acquired, conceived or reduced to practice by ATL, Cortendo or any Sub-Licensee (or any of their subcontractors), such party must provide to the other party details of that Improvement.

(c)                               ATL acknowledges that, with effect from the date of the creation of any ATL IP or Joint IP, that ATL IP or ATL’s interest in that Joint IP is licensed to Cortendo pursuant to clause 3.1.

(d)                              Subject to clause 5.2(e), ATL and Cortendo shall each have the right to:

(i)                                  exploit;

(ii)                               grant a licence exclusive as to its own interest but not as to the other party’s interest or the other party’s right to grant licences;

(iii)                            grant a non-exclusive licence; or

(iv)                           transfer and assign its right, title and interest to,

any Joint IP, anywhere in the world (including having the right to sub-license through one or more tiers of sub-licences), to the extent each can do so without infringing the other party’s other Intellectual Property Rights or limiting either party’s ability to satisfy its obligations under this agreement, without:

(v)                              compensation;

(vi)                           prior approval;

(vii)                        liability; or

(viii)                     other obligation (including accounting or royalty obligations) to such other party.

(e)                               For the avoidance of doubt:

(i)                                  neither party may grant an exclusive licence (but may grant a licence which is exclusive as to its interest) to any Joint IP without the prior written consent of the other party;

(ii)                               the parties acknowledge and agree that in the event any Joint IP is subject to the licence granted by ATL to Cortendo pursuant to clause 3.1, ATL shall not have the right to exploit, grant a licence as to its own interest, grant any licence, or transfer and assign its right, title and interest to, that  Joint IP for applications in the Field in the Territory; and

(iii)                            the parties acknowledge and agree that in the event any Joint IP is subject to the licence granted by Cortendo to ATL pursuant to clause 3.3, Cortendo shall not have the right to exploit, grant a licence as to its own interest, grant a non-exclusive licence, or transfer and assign its right, title and interest to that Joint IP for applications outside the Field or in the ATL Territory.

5.3                            Protection of the Technology

(a)                              Up until the Start of a Phase III Trial, ATL shall have primary responsibility for and must, at its sole cost and expense, continue to prosecute and maintain the Licensed Patents which ATL controls as at the Start Date throughout the Territory in such countries and through outside counsel selected by ATL.

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C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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THE OMITTED MATERIAL HAS BEEN FILED

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(b)                              Commencing upon the Start of a Phase III Trial, Cortendo shall have primary responsibility for and must, at its sole cost and expense, continue to prosecute and maintain all of the Licensed Patents which ATL controls as at the Start Date throughout the Territory in such countries and through outside counsel selected by Cortendo.

(c)                               Commencing on the Start Date, Cortendo shall have the primary responsibility for and must, at its sole cost and expense, control the preparation, filing, maintenance and prosecution of any patents or patent applications comprising ATL IP, Cortendo IP or Joint IP  throughout the Territory in such countries and through outside counsel selected by Cortendo.

(d)                              The party with primary responsibility for the filing, maintenance and prosecution of any patents or patent applications pursuant to paragraph (a), (b) or (c) (the controlling party) shall:

(i)                                  consult with the other party and keep the other party fully informed of the progress of all Patents referred to in paragraphs (a), (b) or (c), including all issues relating to the preparation, filing, prosecution and maintenance of such Patents;

(ii)                               consult with the other party and keep the other party fully informed about the controlling party’s patent strategy with respect to such Patents;

(iii)                            provide the other party with copies of all material communications from any patent authority regarding such Patents, and provide the other party, for its review and comment, with drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses;

(iv)                           consider any reasonable comments to such filings and responses provided by the other party, provided that they are delivered to the controlling party in a timely manner; and

(v)                              provide the other party with final copies of such documents.

(e)                               With respect to Patents being filed, prosecuted or maintained pursuant to  paragraph (a), (b) or (c), if the controlling party elects not to pursue:

(i)                                  the filing or further prosecution or maintenance of any such Patent; or

(ii)                               the filing of any divisional or continuing patent application (based on a prior patent application or patent) with respect to any such Patent,

then the controlling party shall provide the other party with at least 30 days prior written notice of such determination (or such other period of time reasonably necessary to allow the other party to assume such responsibilities).  In such event, the other party shall have the right, at its option, to become the controlling party and control the filing, prosecution and/or maintenance of any such Patent at its own expense without affecting the Licence or any of the other financial terms set forth in this agreement except as provided in paragraph (f).

(f)                                With respect to Patents for which Cortendo is the controlling party pursuant to  paragraph (b) or (c), if Cortendo elects not to pursue any such Patent in all Major Markets, and ATL does so, then such Patents shall not longer be included as Licensed Patents under this agreement anywhere in the Territory.  However, if Cortendo pursues such Patent in all Major Markets, but does not elect to pursue in other countries or jurisdictions in the Territory, and ATL does so, ATL shall do so at its sole expense and without affecting the Licence or any of the other financial terms set forth in this agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
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THE OMITTED MATERIAL HAS BEEN FILED

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(g)                               Each party shall provide the other party all reasonable assistance and cooperation, at the other party’s request and expense, in the patent prosecution efforts provide above in this clause 5.3, including providing any necessary powers of attorney, executing any other required documents or instruments for such prosecution, and making its personnel with appropriate scientific expertise reasonably available to assist in such efforts.  Each party agrees to cause its employees, consultants and subcontractors to cooperate with the relevant other party and persons to execute all lawful papers and instruments, to make all rightful oaths and declarations, and to provide consultation and assistance as may be reasonably necessary in the preparation, prosecution, maintenance and enforcement of all such patents.

5.4                            No challenge

Cortendo must not, and must ensure that any Sub-Licensee does not:

(a)                              raise or cause to be raised any objection to the validity of any Patents included in the Technology; or

(b)                              challenge or in any way impugn ATL’s or ISIS’ complete ownership of, or rights in relation to, any Patents included in the Technology or any other part of the Technology, before any court, arbitrator, or other tribunal or administrative agency in any jurisdiction provided, however, that if Cortendo or any Sub-Licensee violates this clause 5.4, ATL’s sole right and remedy shall be pursuant to clause 18.3.

6.                                 Joint Steering Committee

6.1                            Composition of the Joint Steering Committee

(a)                              During the period from the Start Date until Cortendo obtains US Approval and EU Approval for the first ATL1103 Product, the parties will use their reasonable commercial efforts in order to properly coordinate all activities performed under this agreement. For that purpose, each party will appoint two representatives to act as a joint steering committee (Joint Steering Committee or JSC).

(b)                              Each party may change its representatives at any time during the Term, by giving the other party 14 days’ prior written notice.

6.2                            Meetings of the Joint Steering Committee

The Joint Steering Committee must hold conferences in person, by teleconference or by video conference:

(a)                              on a regular basis, and at least twice  per year; and

(b)                              as otherwise reasonably requested by either party.

The site, date and proposed agenda of any meeting must be determined by mutual agreement between the members of the Joint Steering Committee in a timely manner. All items discussed during such meetings must be summarised in written minutes.

6.3                            Role of the Joint Steering Committee

(a)                              The Joint Steering Committee will be responsible for the following:

(i)                                  reviewing and providing comments on the Development Plan, and any amendments thereto;

(ii)                               reviewing the stage of development that has been reached and what Clinical and Regulatory Milestones have been achieved, provided that the JSC shall not have authority to make any determination that a party is in breach of this agreement or

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
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THE OMITTED MATERIAL HAS BEEN FILED

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that a party has engaged or not engaged in acts related to breach or in making a determination about the achievement of Clinical and Regulatory Milestones except by consensus;

(iii)                          reviewing the results of any clinical trials conducted pursuant to the Development Plan; and

(iv)                         providing for the exchange of information between the parties relating to the Development Plan.

(b)                              The Joint Steering Committee shall have no power to amend, modify or waive compliance with this agreement and is merely a mechanism for the parties to exchange and gather information about the development and regulatory activities being undertaken pursuant to this agreement.

7.                                 Exploitation of the Technology

7.1                            Development activities

(a)                              Within 60 days after the Start Date, Cortendo shall prepare a development plan with respect to ATL1103 that includes the projected goals, development activities and estimated target start and completion dates, including the manufacture of ATL1103 Products for conduct of the requisite chronic animal toxicology studies, any Further Phase IIB Trial and the Phase III Trial, the conduct of the requisite chronic animal toxicology studies to support the Phase III Trial, the conduct of the Phase III Trial, the filing of an NDA, the filing of an MAA and the filing of equivalent regulatory submissions in other jurisdictions in the Territory, including each of the Major Markets, and anticipated receipt of Marketing Approval in such countries in the Territory (Development Plan).

(b)                              Cortendo shall submit the Development Plan to the JSC for review and comment prior to its finalisation, it being understood that Cortendo shall have final decision-making authority on all development decisions, in its sound business judgment, including all activities to be set forth in the Development Plan.

(c)                               Thereafter, Cortendo may make changes to the Development Plan that are not material, which shall be reflected in the updated Development Plan to be submitted to the JSC annually pursuant to clause 7.1(d), which shall not be subject to review and comment.  Material changes to the Development Plan shall be submitted to the JSC for review and comment prior to finalizing the updated Development Plan.  A material change includes a change that significantly modifies the dates set out in the Development Plan for the achievement of Clinical and Regulatory Milestones.

(d)                              Cortendo will submit an updated Development Plan to the JSC, at least 30 days before the start of each Calendar Year during the period that the JSC is ongoing, and all material changes not previously reviewed shall be reviewed and commented on by the JSC prior to finalizing the updated Development Plan.

(e)                               Cortendo must, at its own cost, undertake all activities set out in the Development Plan, including undertaking all pre-clinical safety studies and human trials necessary to support the filing of applications for Marketing Approvals as contemplated in the Development Plan or otherwise required by this agreement, and otherwise complying with the Development Plan.

(f)                                Cortendo shall not implement any early access, compassionate use, named patient, indigent access, patient assistance or other similar reduced pricing programs without

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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ATL’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

7.2                            Regulatory approvals

(a)                              Cortendo must, at its own cost, file for, obtain and maintain all regulatory approvals (including Marketing Approvals) to Exploit the Technology as required by this agreement.

(b)                              Cortendo will be solely responsible for all pricing and reimbursement discussions with any Regulatory Authorities in the Territory and shall have sole responsibility for establishing pricing for the ATL1103 Products in the Territory.

(c)                               Cortendo will file for, submit and own all filings with Regulatory Authorities (including NDA, MAAs and the like) and regulatory approvals (including Marketing Approvals) required to develop or commercialise ATL1103 Products under this agreement.

(d)                              As between the parties, Cortendo (either directly or through its Sub-Licensees) shall be solely responsible for all communications with any Regulatory Authorities in the Territory with respect to ATL1103 Products being developed or commercialised under this agreement.

7.3                            Sharing of Data

(a)                              Upon request from Cortendo, ATL shall disclose to Cortendo, at ATL’s sole cost, any Data ATL has in its control or possession as of the Start Date required to support Cortendo’s development efforts under this agreement which ATL has not already disclosed to Cortendo in the Due Diligence Materials.

(b)                              During the Term, at reasonably frequent intervals, ATL shall disclose to Cortendo, at ATL’s sole cost, all new Data ATL has in its control or possession that is reasonably required to support Cortendo’s development efforts under this agreement.

(c)                               All data (including pre-clinical, clinical, technical, chemical, safety, and scientific data and information), know-how and other results generated by or resulting from or in connection with the conduct of the Development Plan by or on behalf of Cortendo, including relevant laboratory notebook information, screening data, regulatory data and synthesis schemes (collectively, the Development Data), shall be owned solely and exclusively by Cortendo.

(d)                              Cortendo must, on request from ATL, disclose to ATL, and ATL will have the right to use that subset of Development Data that is included in regulatory approval filings (e.g., an NDA or an MAA) during the Term for the purpose of exercising the rights granted to it under the grant-back licence in clause 3.3 (including obtaining regulatory approvals).

(e)                               ATL shall be permitted to use Development Data constituting safety data for purposes of safety data reporting under applicable Laws.

7.4                            Compliance with Laws

Cortendo must exercise, and must ensure that each Sub-Licensee exercises, its rights in connection with the Technology in accordance with all applicable Laws from time to time.

7.5                            Use of patent numbers

Cortendo must ensure that all ATL1103 Products and the packaging of all ATL1103 Products includes a reference to the patent number of any Patent included in the Technology that relates to that ATL1103 Product, where the absence of that reference in any manner may detrimentally affect the rights conferred by that Patent or the ability of ATL or Cortendo to enforce those rights.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
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THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

7.6                            Safety

Cortendo must Exploit the Technology, and must ensure that each Sub-Licensee Exploits the Technology, with care and without danger to any person, including ATL and its employees and agents, and the public.

7.7                            Promotion and marketing

(a)                              Cortendo must, at is own cost, plan and implement commercialisation activities for the ATL1103 Products in the Territory following receipt of US Approval or EU Approval, and such other countries in the Territory as Cortendo elects to do so based on its sound business judgment.

(b)                              Cortendo will provide ATL with an up-to-date marketing plan outlining the key aspects of market launch and commercialisation for the sale of ATL1103 Products in the Territory within 90 days prior to the anticipated launch date of the first ATL1103 Product, and thereafter on or prior to 30 days before the end of each Calendar Year during the Term.  ATL shall have the right to provide copies of such plans to ISIS, provided that such plans shall be treated as Confidential Information of Cortendo and ATL shall require ISIS to abide by the terms of clause 13 with respect thereto.

7.8                            Performance obligations

(a)                              Cortendo must:

(i)                                  use, and must cause each Sub-Licensee to use, Commercially Reasonable Efforts to cause each Milestone to be met, and the full amount of each Milestone Fee to be paid, as soon as possible; and

(ii)                               without limiting its obligations under paragraph (i), but subject to any extension of time due to a Delay as determined pursuant to clauses 7.8(f) — (h):

(A)                            meet the Toxicology Milestone by the Toxicology Milestone Date; and

(B)                            meet the In-Human Trial Milestone by the In-Human Trial Milestone Date.

(b)                              Cortendo must use, and must cause each Sub-Licensee to use, Commercially Reasonable Efforts to:

(i)                                  file for Marketing Approval (excluding Pricing Approval) to sell an ATL1103 Product in each of the US, Canada, the United Kingdom, France, Germany, Italy and Spain within one year of US Approval or EU Approval (whichever occurs first) of that ATL1103 Product; and

(ii)                               sell ATL1103 Products in each Major Market within one year of obtaining Marketing Approval in that Major Market.

(c)                               If Cortendo does not comply with an obligation in clause 7.8(b)(i) or 7.8(b)(ii) in respect of a market, but subject to any extension of time due to a Delay as determined pursuant to clauses 7.8(f) — (h), and after compliance with clause 7.8(l), as applicable, ATL may notify Cortendo that the Territory no longer includes the relevant Major Market with effect from the date of the notice (or any later date specified in the notice) and such Major Market will form part of the ATL Territory from the date of that notice.

(d)                              Cortendo must use, and must cause each Sub-Licensee to use, Commercially Reasonable Efforts to sell any ATL1103 Products  in any country (other than a Major Market) where an existing Marketing Approval allows it to sell such ATL1103 Product in that market (due to mutual recognition laws).

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(e)                               If Cortendo fails to sell any ATL1103 Products in any country (other than a Major Market) where an existing Marketing Approval allows it to sell that ATL1103 Product in that country (due to mutual recognition laws) within 18 months thereafter, then:

(i)                                  ATL may require Cortendo to provide a written justification for not selling any ATL1103 Products in such country and Cortendo must provide that written justification within 30 days of ATL’s request; and

(ii)                               if ATL is not satisfied, acting reasonably, that Cortendo’s justification is reasonable (based on the commercial viability of doing so, taking into account issues of pricing and reimbursement, the size of the market in such country and the potential for parallel importation from such country into other countries in the Territory), but subject to any extension of time due to a Delay as determined pursuant to clauses 7.8(f) — (h), and after compliance with clause 7.8(l), as applicable, ATL may notify Cortendo that the Territory no longer includes that country with effect from the date of the notice (or any later date specified in the notice), and that country will form part of the ATL Territory from the date of that notice, provided that if the parties agree (or, if the Independent Expert determines under clause 7.8(l)(ii)), that the potential for parallel importation from such country into other countries in the Territory is a reasonable concern, then such country shall not be included as a country in the ATL Territory.

(f)                                Cortendo will not be in breach of its obligations under clause 7.8(a)(ii), 7.8(b)(i), 7.8(b)(ii) or 7.8(d) to the extent that it does not meet:

(i)                                  either of the milestones referred to in clause 7.8(a)(ii) by the relevant milestone date; or

(ii)                               any of the filing or sales requirements within the time periods indicated in clause 7.8(b)(i) or 7.8(b)(ii); or

(iii)                            the sales requirement in any relevant country within the time period indicated in clause 7.8(d),

if such failure is due to the occurrence of any event, action or inaction that is beyond the reasonable control of Cortendo (eg, any action, inaction or response from a Regulatory Authority, any technical or scientific results of the development activities or any supply failure), but excluding financing or funding related issues, which prevents it from meeting the relevant milestone date or time period (a Delay).

(g)                               If Cortendo becomes aware of an actual or potential Delay, Cortendo:

(i)                                  must immediately notify ATL in writing of that actual or potential Delay (specifying the nature, cause and anticipated duration of the Delay); and

(ii)                               may give ATL notice in writing seeking an extension of time for achievement of the relevant milestone or event directly impacted by the Delay (which may be no longer than the extra time required by Cortendo to achieve the relevant milestone or event as a direct result of the Delay).

(h)                              If Cortendo seeks an extension of time in accordance with clause 7.8(g)(ii) and ATL agrees to the proposed new milestone date, which agreement shall not be unreasonably withheld, then that milestone date will be amended in accordance with Cortendo’s request. If the parties cannot reach agreement within 20 days of Cortendo proposing such new milestone date, then either party may refer the matter to an Independent Expert under clause 24, provided that the extension of time will be no longer than the extra time required by Cortendo to achieve the relevant milestone as a direct result of the Delay.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
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THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(i)                                  Cortendo must keep, and must cause each Sub-Licensee to keep, reasonable documentation substantiating all efforts to achieve the Milestones (the Milestone Information).  Such Milestone Information shall be open to inspection by ATL and its representatives for the purpose of determining the status of attainment of each Milestone.  Cortendo must provide reasonable assistance, and must cause each Sub-Licensee to provide reasonable assistance, to ATL and its representatives in conducting such inspection, without charge, including by:

(i)                                  making such documents available for inspection and copying at a site designated by Cortendo or the relevant Sub-Licensee;

(ii)                               making its and its Sub-Licensees’ personnel reasonably available for interviews, upon reasonable notice; and

(iii)                            making its and its Sub-Licensees’ facilities reasonably available for inspection upon reasonable notice,

as may be reasonably necessary to allow ATL and its representatives to perform the inspection (provided that ATL and its representatives comply with all policies and procedures required of visitors to such site and execute confidentiality agreements with Cortendo or the relevant Sub-Licensee). ATL shall be entitled to conduct no more than one such inspection each Calendar Year.

(j)                                 If, following an inspection under clause 7.8(i), ATL determines that a Milestone was achieved and had not been reported by Cortendo within the period required for payment of the Milestone Fee relating to such Milestone as provided in clause 9.6, then Cortendo shall be responsible for all reasonable out-of-pocket costs incurred by ATL in connection with such inspection.

(k)                              Until the achievement of all Clinical and Regulatory Milestones, Cortendo must provide, and must cause each Sub-Licensee to provide, on an annual basis, a written report to ATL in reasonable detail regarding the status of efforts to achieve each Clinical and Regulatory Milestone that has not yet been achieved (each such report, an Update Report).  If ATL requests a meeting with representatives of Cortendo to discuss such report, Cortendo must, and must cause each Sub-Licensee to:

(i)                                  make available for such a meeting at least one officer with operating responsibility for the activities of Cortendo and any Sub-Licensee related to the achievement of any such Clinical and Regulatory Milestone; and

(ii)                               for 14 days following ATL’s receipt of an Update Report, make available a qualified, designated employee with appropriate expertise to respond telephonically or electronically to questions posed by ATL concerning the Update Report.

(l)                                  If ATL considers that Cortendo has not used Commercially Reasonable Efforts as required in any of clauses 7.8(a)(i), 7.8(b) or 7.8(d), then ATL shall notify Cortendo in writing within 30 days of forming that view, stating in reasonable detail the particular alleged failure, and then:

(i)                                  Cortendo and ATL shall meet (by video or telephone conference) within 7 days after the date of such notice to attempt to work out an appropriate and mutually acceptable resolution prior to pursuing other remedies under this agreement;

(ii)                               if Cortendo disagrees with ATL’s claim, then Cortendo shall so notify ATL in writing within 14 days after receipt of ATL’s notice stating in reasonable detail its basis for disputing ATL’s claim, in which event either party may refer the

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
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matter to an Independent Expert under clause 24 to determine whether or not Cortendo has used Commercially Reasonable Efforts and (if applicable) a reasonable timeframe within which Cortendo must correct such failure to use Commercially Reasonable Efforts (taking into account the timeframes set out in the Development Plan);

(iii)                            if Cortendo does not correct such alleged failure either:

(A)                            within 60 days after notice of such alleged failure from ATL in the event Cortendo does not dispute ATL’s allegation of failure to use Commercially Reasonable Efforts in accordance with clause 7.8(a)(i), 7.8(b) or 7.8(d), as applicable; or

(B)                            within the period specified by the Independent Expert in the event Cortendo disputes ATL’s allegation of failure to use Commercially Reasonable Efforts in accordance with clause 7.8(a)(i), 7.8(b) or 7.8(d), as applicable  but the Independent Expert determines that Cortendo has failed to use Commercially Reasonable Efforts, then ATL shall have the right to terminate this agreement in accordance with clause 18.4.

7.9                            Referral of enquiries

Cortendo must promptly refer all enquiries it receives in relation to the Technology or any ATL1103 Products outside the Territory or outside the Field to ATL.

7.10                     Costs

Cortendo is solely responsible for all costs and expenses relating to Exploitation of the Technology, except as otherwise specifically provided in this agreement.

7.11                     Funding Obligation

Cortendo shall exercise commercially reasonable efforts to (a) take all necessary actions within one year after the Start Date to effect the listing of either (i) Cortendo’s common stock, par value Swedish Krona 1 per share (the Common Stock), or (ii) American Depository Receipts representing the Common stock (ADRs) on the Nasdaq Global Market or the NYSE or, if listing on neither of these stock markets is available, on the Nasdaq Capital Market, (b) take all actions necessary to register such class of securities under the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and (c) to the extent applicable, to cause the registration of the Common Stock or issuance of such ADRs, if applicable, and obtain all required approvals for the listing of the Common Stock or ADRs representing the Common Stock with the applicable U.S. trading market.

8.                                 Technology transfer arrangements

8.1                            Transfer of Technology

ATL must:

(a)                              introduce Cortendo to ATL’s manufacturer of ATL1103 so that Cortendo can enter into an agreement with that manufacturer to purchase quantities of ATL1103 for all regulatory, clinical, development and commercialisation activities contemplated under this agreement;

(b)                              supply to Cortendo any information or documentation reasonably required by Cortendo in order to Exploit the Technology as contemplated by this agreement; and

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
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THE OMITTED MATERIAL HAS BEEN FILED

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(c)                               provide Cortendo with reasonable assistance from ATL’s personnel, including technical and scientific personnel, in respect of Cortendo’s Exploitation of the Technology as contemplated by this agreement, as reasonably requested by Cortendo, and provided that ATL can do so without breaching any obligation to any third party (including ISIS) or any Laws, provided that ATL shall use reasonable endeavours to obtain such rights from any such third party.

8.2                            Costs of Technology transfer

(a)                              Support and assistance to be provided by ATL to Cortendo pursuant to clause 8.1 shall be provided at no cost to Cortendo, up to a maximum of [****] ([****]) hours per week and [****] ([****]) hours in the aggregate, for six (6) months after the Start Date; provided that Cortendo shall reimburse ATL for all substantiated out-of-pocket costs (including Third Party fees for services) incurred by ATL relating to the foregoing assistance and support provided to Cortendo that are approved in advance in writing by Cortendo.

(b)                              For any time in excess of [****] ([****]) hours in any given week, or in excess of [****] ([****]) hours in the aggregate, and for any time spent after six (6) months after the Start Date, Cortendo must reimburse ATL for all reasonable costs (including the costs of its personnel’s time, calculated at the ATL FTE Rate) incurred by or on behalf of ATL in providing information, documentation or assistance under clause 8.1.

(c)                               Cortendo must reimburse ATL for its out of pocket expenses and all reasonable costs (including the costs of its personnel’s time, calculated at the ATL FTE Rate) incurred by or on behalf of ATL in undertaking the ATL1103 higher dose study described in Schedule 3; and

(d)                              Cortendo must reimburse ATL in accordance with paragraphs (b) and (c) within 30 days after ATL gives Cortendo an invoice, together with a breakdown of the time it has spent providing support and assistance to Cortendo under clause 8.1 and its out of pocket costs, which shall not be submitted more frequently than once each Quarter.

9.                                 Payment

9.1                            Licence fee

(a)                              Within 15 days of the Start Date, Cortendo will pay to ATL a licence fee of US$3 million.

(b)                              The amount of the fee payable under paragraph (a) is not consideration for a periodical supply, but consideration for the entering into of this agreement, and accordingly, no part of the amount of that fee is repayable by ATL to Cortendo in the event that this agreement is terminated earlier than its anticipated duration, or otherwise.

9.2                            Royalty

(a)                              Within 45 days after the end of each Quarter, Cortendo will pay to ATL a royalty calculated as follows:

Royalty
Net Sales	If In-Human Trial Milestone was a Phase III Trial		If In-Human Trial Milestone was a Further Phase II B Trial
For that portion of Net Sales in any Calendar Year of up to and including US$[****]	[****]	%	[****]	%

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

For that portion of Net Sales in any Calendar Year of above US$[****] and up to and including US$[****]	[****]	%	[****]	%
For that portion of Net Sales in a Calendar Year of above US$[****] and up to and including US$[****]	[****]	%	[****]	%
For that portion of Net Sales in a Calendar Year of above US[****] and up to and including US$[****]	[****]	%	[****]	%
For that portion of Net Sales in a Calendar Year of above US$[****]	[****]	%	[****]	%

For example, if the In-Human Trial Milestone event is a Phase III Milestone, and if aggregate Net Sales of all ATL1103 Products in the Territory is US$[****] in a particular Calendar Year, then royalties payable by Cortendo will be equal to US$[****] ([****]% of the first US$[****]) + ([****]% of the next US$[****]) + ([****]% of the next US$[****]) + ([****]% of the next US$[****]).

(b)                              On a country-by-country and ATL1103 Product-by-ATL1103 Product basis upon the later of (i) the expiration of the last-to-expire Valid Claim of a Licensed Patent; and (ii) the expiration of regulatory exclusivity (e.g., in the U.S., pursuant to Hatch-Waxman Act or the Orphan Drug Act, and in other countries, comparable Laws), the royalty rates set forth in clause 9.2(a) shall be reduced by [****] percent ([****]%) for such ATL1103 Product in such country beginning with sales in the first full Calendar Quarter after such date.

(c)                               In addition to any reduction in royalties pursuant to clause 9.2(b), on a country-by-country and ATL1103 Product-by-ATL1103 Product basis upon the sale of a Generic Equivalent of such ATL1103 Product in a country, the royalty rates set forth in clause 9.2(a) (as reduced pursuant to clause (b)) shall be reduced by a further [****] percent ([****]%) for such ATL1103 Product in such country beginning with sales in the first full Calendar Quarter after such date (so if both clause 9.2(b) and 9.2(c) apply, the applicable royalty rates will range from [****]% to [****]%).

(d)                              Generic Equivalent shall mean, with respect to an ATL1103 Product, a generic pharmaceutical product that is therapeutically equivalent to such ATL1103 Product, where “therapeutically equivalent” means: (i) for purposes of the United States, an AB rating is assigned to the product’s entry in the list of drug products with effective approvals published in the then-current edition of FDA’s publication “Approved Drug Products with Therapeutic Equivalence Evaluations” and any current supplement to the publication (also known as the Orange Book) referred to in 21 C.F.R. 314.3 and such product is covered by an Abbreviated New Drug Application (as defined in the applicable Laws in the U.S.); and (ii) for purposes of other countries in the Territory, a rating equivalent to the FDA’s AB rating is assigned to the product by that country’s Regulatory Authority.

(e)                               In those Calendar Quarters where Net Sales for the Calendar Year reach the sales tier thresholds as outlined in clause 9.2(a), Net Sales (for sales in such country(ies) with the reduced royalty rates as provided in clause 9.2(b) and/ or 9.2(c), as applicable) shall, for the purposes of the royalty rate reduction pursuant to clause 9.2(b) and/ or 9.2(c) be allocated to such country(ies) in any given Calendar Quarter such that half of the Net Sales for such country(ies) in such Calendar Quarter shall be allocated to the lower applicable royalty rate and half the Net Sales for such country(ies) in such Calendar

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Quarter shall be allocated to the higher applicable royalty rate.  For example, if the In-Human Trial Milestone was a Phase III Trial, and if for the second Calendar Quarter of a given Calendar Year, the aggregate Net Sales of an ATL1103 Product in the Territory, including Country A where Cortendo was entitled to a credit against royalties of [****]% pursuant to clause 9.2(b), were US$[****] for the Calendar Year and the Net Sales in Country A for such Calendar Quarter were US$[****], the royalty due in Country A would be US$[****] ([****]% of US$[****] plus [****]% of US$[****]).

(f)                                The obligation to pay royalties to ATL under this clause 9.2 is imposed only once with respect to the same unit of ATL1103 Product, regardless of the number of Licensed Patents or Other ATL Rights pertaining thereto.

9.3                            Third Party IP Rights

(a)                              If Cortendo considers, in its reasonable business judgment, that it must obtain one or more licences under any Third Party IP Rights that, in the absence of such licence(s), would be infringed by the exercise of the Licence in any country in the Territory, then Cortendo must notify ATL in writing of the proposed licence of Third Party IP Rights (including details of why it considers that such licence is necessary and the terms on which it proposes to obtain such a licence).

(b)                              If ATL agrees, acting reasonably, that such a licence is necessary (and that the terms of the proposed licence are reasonable), then the royalties paid by Cortendo or its Sub-Licensees under such a licence to those Third Party IP Rights in such country shall be deducted from the royalties due to ATL for such ATL1103 Product in such country.

(c)                               If ATL does not agree, acting reasonably, that such a licence is necessary (or that the terms of the proposed licence are reasonable), then either party may refer the matter to an Independent Expert for resolution under clause 24.

9.4                            Payments under the ISIS Agreement

For the avoidance of doubt, subject to clauses 19.3(b) and 19.3(c), ATL shall be solely responsible for all payments to be made under or in connection with the ISIS Agreement relating to ATL1103 and ATL1103 Products, including without limitation all royalties payable to Third Parties and royalties and future milestone payments due to ISIS relating to same.

9.5                            Royalty statement

(a)                              At the same time that it makes a payment under clause 9.2, Cortendo must give ATL a written statement setting out in detail how the amount payable was determined in the relevant Quarter.

(b)                              ATL shall have the right to provide copies of such royalty statements to ISIS, provided that such information shall be treated as Confidential Information of Cortendo and ATL shall require ISIS to abide by the terms of clause 13 with respect thereto.

9.6                            Milestone fee

Within:

(a)                              30 days after the achievement of a Clinical and Regulatory Milestone; and

(b)                              30 days after the achievement of a Commercial Milestone,

Cortendo must pay to ATL the applicable Milestone Fee.

9.7                            Payment without deduction

All payments under this agreement must be paid to a bank account provided by ATL or Cortendo (as applicable), and shall be made in U.S. Dollars. If payments are made to Cortendo or ATL (as

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

applicable)  in another currency than the U.S. Dollar, Cortendo or ATL (as applicable) shall convert them into U.S. Dollars for the purpose of the calculation of royalties or other amounts due by applying the average daily interbank exchange “ask” rate as published on www.oanda.com for the calendar quarter for which payment to ATL is due, or in the case of Sub-Licensees, using the exchange rate methodology such Sub-Licensee generally applies with respect to other products. Such payments shall be made free and clear of and without deduction in respect of any demand, set-off, counter claim or other dispute except as otherwise specifically provided in this agreement (eg, with respect to withholding tax obligations pursuant to clause 22).

9.8                            Taxes

(a)                              Each party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the efforts of the parties under this agreement.

(b)                              The parties agree to cooperate with one another and use reasonable efforts to manage withholding tax or similar obligations in respect of royalties, milestone payments, and other payments made by Cortendo to ATL under this agreement.

(c)                               Each party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable Laws, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this agreement, such recovery to be for the benefit of the party bearing such withholding tax or value added tax.

9.9                            Late payment

If Cortendo fails to pay an amount due under this agreement on the due date, Cortendo must pay interest on that amount at the Default Rate.  ATL’s right to require payment of interest under this clause 9.9 does not affect any other rights or remedies it may have relating to any failure to pay an amount due under this agreement.

9.10                     Accounts and records

Cortendo must maintain, and must ensure that each Sub-Licensee maintains, separate and accurate accounts and records containing all data necessary for the calculation of the amounts payable by Cortendo under this agreement.  Cortendo must keep, and must ensure that each Sub-Licensee keeps, those accounts and records for seven years following the end of the Calendar Year to which they relate.

10.                         Initial Shares and Milestone Shares

10.1                     Application for Initial Shares and Milestone Shares

(a)                              The execution of this agreement by Cortendo constitutes:

(i)                                  an irrevocable application by Cortendo to subscribe for the Initial Shares on the Initial Shares Completion Date at the Initial Shares Subscription Price; and

(ii)                               subject to the satisfaction or waiver (in accordance with the terms of this agreement) of the Milestone Shares Condition, an irrevocable application by Cortendo to subscribe for the Milestone Shares on the Milestone Shares Completion Date at the Milestone Shares Subscription Price.

(b)                              The Initial Shares and the Milestone Shares will be issued subject to ATL’s constitution.

10.2                     Initial Shares

(a)                              On the Initial Shares Completion Date, Cortendo must pay to ATL (in cleared funds) the Initial Shares Subscription Price.

(b)                              Subject to receiving the Initial Shares Subscription Price, ATL must:

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(i)                                  issue the Initial Shares to Cortendo on the Initial Shares Completion Date;

(ii)                               enter Cortendo into ATL’s Issuer Sponsored Subregister as the holder of the Initial Shares on the Initial Shares Completion Date; and

(iii)                            within 5 Business Days after the day on which the Initial Shares are issued, give to ASX a cleansing notice under sections 708A(5) and (6) of the Corporations Act.

10.3                     Milestone Shares

(a)                              On the Milestone Shares Completion Date, Cortendo must pay to ATL (in cleared funds) the Milestone Shares Subscription Price.

(b)                              Subject to receiving the Milestone Shares Subscription Price, ATL must:

(i)                                  issue the Milestone Shares to Cortendo on the Milestone Shares Completion Date;

(ii)                               enter Cortendo into ATL’s Issuer Sponsored Subregister as the holder of the Milestone Shares on the Milestone Shares Completion Date; and

(iii)                            subject to clause 10.3(c), within 5 Business Days after the day on which the Milestone Shares are issued, give to ASX a cleansing notice under sections 708A(5) and (6) of the Corporations Act.

(c)                               if ATL forms the view, acting reasonably, that it is unable to give ASX a cleansing notice under clause 10.3(b)(iii), due to ATL being unable to include excluded information (as defined in section 708A(7) of the Corporations Act) in an ASX cleansing notice, ATL may elect not to give such a notice and must communicate such decision to Cortendo prior to the expiry of the 5 Business Day period referred to in that clause. For the avoidance of doubt, the failure to give such a notice does not affect the validity of the issue of the Milestone Shares, however Cortendo acknowledges that it will be restricted from any on-sale of the Milestone Shares during the Moratorium Period (in addition to the restrictions imposed by clause 10.7.

10.4                     Compliance with the Corporations Act

(a)                              In the event that the issue of the Milestone Shares in accordance with this agreement would, in and of itself (but for this clause 10.4), result in any party having a relevant interest in more than 20% of the issued voting shares of ATL or having voting power of more than 20% in ATL, Cortendo must direct ATL to (and if so directed, ATL must as so directed) issue only up to the maximum number of Milestone Shares to Cortendo that could be issued to Cortendo without any party having a relevant interest in more than 20% of the issued voting shares of ATL or having voting power of more than 20% in ATL.

(b)                              For the avoidance of doubt, despite the non-issuance of any Shortfall Shares to Cortendo, the parties acknowledge and agree that:

(i)                                  on the Milestone Shares Completion Date, Cortendo must pay to ATL (without set off, deduction or requirement for demand) the Milestone Shares Subscription Price; and

(ii)                               there shall be no reduction in the Milestone Shares Subscription Price.

10.5                     Lodgement of application for official quotation

ATL must:

(a)                              in respect of the Initial Shares:

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(i)                                  on or before the Initial Shares Completion Date, apply to ASX for the Initial Shares to be granted official quotation (as that expression is used in the Listing Rules); and

(ii)                               use all reasonable endeavours to ensure that the Initial Shares are quoted unconditionally by ASX as soon as possible following the Initial Shares Completion Date; and

(b)                              in respect of the Milestone Shares:

(i)                                  on or before the Milestone Shares Completion Date, apply to ASX for the Milestone Shares to be granted official quotation (as that expression is used in the Listing Rules); and

(ii)                               use all reasonable endeavours to ensure that the Milestone Shares are quoted unconditionally by ASX as soon as possible following the Initial Shares Completion Date.

10.6                     Warranties

(a)                              Cortendo represents and warrants to ATL and agrees that on the Start Date and separately on each of the Initial Shares Completion Date and Milestone Shares Completion Date that:

(i)                         it is a person to whom an offer of the Subscription Shares for issue may be made without a disclosure document (as defined by the Corporations Act) on the basis that it is a professional investor or sophisticated investor (within the meaning of section 708 of the Corporations Act) exempt from the disclosure requirements of Part 6D.2 of the Corporations Act or otherwise a person to whom an offer of the Subscription Shares for issue may be made without disclosure to investors in reliance on one or more exemptions in section 708 of the Corporations Act;

(ii)                      in connection with its entry into this agreement and its subscription for the Subscription Shares under this agreement, it is in compliance with all relevant Laws and regulations (including, without limitation, the requirements of the Foreign Acquisitions and Takeovers Act 1975 (Cth) and Division 3 of Part 7.10 of the Corporations Act) and will not cease to be in compliance by performing its obligations under this agreement;

(iii)                   it has made its own enquiries and relied upon its own assessment of the Subscription Shares and has conducted its own investigation with respect to the Subscription Shares including, without limitation, any restrictions on re-sale of the Subscription Shares (including the restrictions in sections 707(2), 707(3) and 707(5) of the Corporations Act) and the particular tax consequences of subscribing, owning or disposing of the Subscription Shares in light of its particular situation, as well as any consequences arising under the laws of any jurisdiction, and has decided to agree to subscribe for the Subscription Shares based on its own enquiries;

(iv)                  it is not acquiring the Subscription Shares with the purpose of selling or transferring the Subscription Shares, or granting, issuing or transferring interests in, or options over, the Subscription Shares;

(v)                     this agreement does not constitute financial product advice or a recommendation to subscribe for any Subscription Shares and that in negotiating and entering into this agreement ATL has not had regard to its particular objectives, financial situation and needs; and

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(vi)                  it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of subscribing for, and acquiring, the Subscription Shares for itself and for each other person for whose benefit it will be subscribing for, and acquiring, the Subscription Shares, and it has determined that the Subscription Shares are a suitable investment for itself and each such other person, both in nature and number of the Subscription Shares.

(b)                              Cortendo acknowledges that ATL and its Related Bodies Corporate are entitled to, and will, rely upon the truth and accuracy of the acknowledgements, representations, warranties and agreements given by Cortendo in this clause 10.6.

(c)                               ATL represents and warrants to Cortendo and agrees that on the Start Date and separately on each of the Initial Shares Completion Date and Milestone Shares Completion Date that the Subscription Shares can lawfully be offered, issued and allotted to Cortendo under all applicable laws without the need for any registration, lodgement or other formality (including, without limitation, preparation or lodgement of any prospectus or other disclosure document);

(d)                              ATL acknowledges that Cortendo is entitled to, and will, rely upon the truth and accuracy of the acknowledgements, representations, warranties and agreements given by ATL in this clause 10.6.

10.7                     Escrow restrictions

Subject to clause 10.8, Cortendo must not, during the relevant Moratorium Period:

(a)                              Deal in all or any part of the relevant Holding or Deal in any interest or right in respect of all or any part of the relevant Holding;

(b)                              create or agree or offer to create any Encumbrance over or affecting all or any part of the relevant Holding; or

(c)                               do or omit to do any act which would have the effect of transferring effective ownership or control of all or any part of the relevant Holding.

10.8                     Holding lock

(a)                              On the Initial Shares Completion Date and Milestone Shares Completion Date (as applicable), the relevant Holding will be registered on the Issuer Sponsored Subregister maintained by ATL.  During the relevant Moratorium Period, Cortendo must not request that the relevant Holding be registered on the CHESS Subregister.

(b)                              Subject to the ASTC Settlement Rules, ATL will register the Holding in its Issuer Sponsored Subregister subject to a holding lock (as defined in the ASTC Settlement Rules).  Cortendo agrees to the application of this holding lock during the relevant Moratorium Period, including where the last paragraph of clause 10.9 applies.

10.9                     Takeovers and merger by scheme of arrangement

During the relevant Moratorium Period, ATL will not release Cortendo from the restrictions under clause 10.7 or procure the removal of the holding lock applied under clause 10.8 on all or part of a relevant Holding, except in the following cases:

(a)                              in the case of a takeover bid under Chapter 6 of the Corporations Act, where each of the following conditions are met:

(i)                                  the offer is for all issued Shares;

(ii)                               the purpose of the Dealing is to accept the takeover bid; and

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(iii)                            holders of at least 50% of the Shares which are then on issue (excluding the Holding) have accepted the takeover bid; and

(b)                              in the case of a merger by way of scheme of arrangement under Part 5.1 of the Corporations Act, approved under section 411(4)(b) of the Corporations Act.

If the Dealing occurs under clause 10.9(a) and offers under the takeover bid are not or do not become, free from all defeating conditions, the Shares included in the Holding immediately prior to the Dealing must be returned to that Holding and will continue to be subject to the restrictions under clause 10.7 for the remainder of the relevant Moratorium Period.

10.10              Appointment of escrow agent

(a)                              During the relevant Moratorium Period, if a holding lock under clause 10.8 cannot for any reason be applied to a Holding, at the request of ATL, Cortendo must procure that the relevant Holding is Converted to a CHESS Holding sponsored by a Participant nominated by ATL (the escrow agent) on the following terms:

(i)                                  the escrow agent is agent for Cortendo subject to the terms of this agreement and any agreement entered into under clause 10.10(b);

(ii)                               the escrow agent will not initiate, effect, allow, permit or facilitate any Dealing with the relevant Holding inconsistent with the restrictions in this clause 10; and

(iii)                            the escrow agent will not comply, and not be required to comply, with any instruction given to it by any party that is contrary to the terms of this agreement and any agreement entered into under clause 10.10(b).

(b)                              If clause 10.10(a) applies, at the request of ATL, Cortendo must immediately enter into an agreement with the escrow agent on terms consistent with this clause 10.

10.11              Breach and prospective breach by Cortendo

If Cortendo breaches this clause 10, or if ATL believes on reasonable grounds that Cortendo may breach this clause 10:

(a)                              ATL will take the steps necessary to prevent the breach, enforce this clause 10 or rectify the breach (as the case may be);

(b)                              ATL may refuse to acknowledge, deal with, accept or register any sale, assignment, transfer or conversion of any of the Holding (this is in addition to other rights and remedies of ATL); and

(c)                               from the date of the breach, Cortendo ceases to be entitled to any dividends or distributions in respect of the Holding while the breach persists.

Cortendo acknowledges and agrees that damages may be an inadequate remedy for ATL, and that ATL may be entitled to seek an injunction or other equitable relief.

10.12              Application of Listing Rules

To the extent of any inconsistency between this clause 10 and the Listing Rules, the Listing Rules prevail.

10.13              No Restriction on Acquiring Shares

Notwithstanding anything in this clause 10 to the contrary, Cortendo is not prohibited from purchasing or acquiring, directly or through options, warrants, convertible debt or otherwise, any Shares at any time during the term of this agreement or thereafter to the extent that such purchase or acquisition is not otherwise prohibited by law.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

11.                         Audits

11.1                     Access

(a)                              Cortendo must promptly provide access to its (and, as reasonably required by ATL, procure access to its Sub-Licensees’) books and records (including records required to be kept under clause 9.10) to enable an independent certified public accountant selected by ATL or ISIS to conduct audits of any fees, charges, royalties or other amounts paid or payable by Cortendo to ATL under this agreement.

(b)                              ATL must promptly provide access to its books and records to enable an independent certified public accountant selected by Cortendo to conduct audits of any fees or other amounts paid or payable by ATL to Cortendo pursuant to clause 3.3(c), 8.2 or 19.1(i).

(c)                               Any such auditor shall enter into a confidentiality agreement with the audited party and shall not disclose the audited party’s Confidential Information, except to the extent such disclosure is necessary to verify the accuracy of the financial reports or invoiced furnished by the audited party or the amount of payments due by one party to the other party under this agreement. The auditor will disclose to the other party only whether the royalty reports or invoices, as the case may be, are correct or incorrect, the specific details concerning any discrepancies, and the corrected amount of Net Sales or invoices.

11.2                     Rules regarding audits

Any audit under this clause 11:

(a)                              will be conducted expeditiously, efficiently and during reasonable business hours; and

(b)                              will be conducted upon reasonable prior written notice.

11.3                     Response to audit report

If the auditing party requires, the other party must respond to the auditing party on all matters raised as issues in any audit report produced pursuant to this clause 11 within 30 days after receipt of that audit report (or such longer period as may be agreed in writing between the parties).

11.4                     Implementation of audit recommendations

Where an audit conducted under this clause 11 establishes a failure to comply with this agreement by Cortendo, and Cortendo does not dispute the findings of the auditor pursuant to clause 23 or 24 (as applicable), Cortendo must implement such recommendations of the relevant auditors (or another solution which rectifies the breach to the satisfaction of ATL) as are necessary to ensure that any breaches are rectified to the extent that they are capable of remedy and that Cortendo can and will comply with its obligations under this agreement for the remainder of the Term.

11.5                     Underpayment

(a)                              If an audit conducted by ATL or ISIS under this clause 11 demonstrates that any fees, charges, royalties or other amounts paid to ATL as at the date of the audit were incorrect, Cortendo must promptly pay ATL:

(i)                                  the amount of any underpayment plus interest calculated at the Default Rate; and

(ii)                               if Cortendo has underpaid by more than 5%, ATL’s and ISIS’ costs of conducting the relevant audit.

(b)                              If an audit conducted by Cortendo under this clause 11 demonstrates that the amount of any invoices issued to Cortendo by ATL for any fees or other amounts paid to ATL as at the date of the audit were incorrect, ATL must promptly reimburse Cortendo:

(i)                                  the amount of any overpayment plus interest calculated at the Default Rate; and

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(ii)                               if ATL has over-invoiced by more than 5%, Cortendo’s costs of conducting the relevant audit.

12.                         Infringement of Intellectual Property Rights

12.1                     Monitoring infringement

Cortendo must monitor, and must ensure that each Sub-Licensee monitors, infringement of each Patent included in the Technology throughout the Territory.

12.2                     Notification of infringement or Claim

Each party must:

(a)                              notify the other party immediately if it becomes aware of any:

(i)                                  actual or threatened infringement, unauthorized use, misappropriation or ownership claim by a Third Party by reason of the use, manufacture, stockpiling or sale of a product in the Territory that relates to any of the Intellectual Property Rights in the Technology, including any Joint IP (an Infringement); or

(ii)                               an allegation or Claim (written or otherwise) by a Third Party, whether raised directly or by way of counterclaim or affirmative defence, that the use of any of the Technology by ATL, Cortendo or any Sub-Licensee, or by the manufacture, use, offer for sale, sale or importation of ATL1103 and/or any ATL1103 Product in the Territory, or the proposed manufacture, use or sale of ATL1103 and/or any ATL1103 Product in the Territory infringes any third party rights (each, an Infringement Claim);

(b)                              include in a notification given under paragraph (a) full particulars of the infringement, allegation or Claim, to the extent known by such party; and

(c)                               ensure that each Sub-Licensee gives Cortendo such notification and particulars that Cortendo requires to ensure that Cortendo can notify ATL of any event referred to in paragraph (a)(i) or (a)(ii) of which a Sub-Licensee becomes aware.

12.3                     Enforcement of Infringement

(a)                              As between ATL and Cortendo, Cortendo will have the first right, but not the obligation, at its sole cost and expense, and in its sole discretion, to take action in relation to any Infringement solely related to the Field.  Cortendo shall have a period of 90 days after its receipt or delivery of notice under clause 12.2 to elect to so enforce the Technology in the Territory, and 30 days thereafter to commence such enforcement (or to settle or otherwise secure the abatement of such Infringement).  If Cortendo fails to commence a suit to enforce the applicable Technology or to settle or otherwise secure the abatement of such Infringement within such period, then ATL shall have the right, but not the obligation, to commence a suit or take action to enforce such Technology against such Infringement in the Territory at its own cost and expense; provided that ATL shall consider in good faith all reasonable comments of Cortendo with respect to such suit or action, including with respect to not pursuing any such suit or action.

(b)                              The costs and expenses of any Infringement action (including fees of attorneys and other professionals) shall be borne by the party instituting the action. Any award, damages or other monetary awards recovered (whether by way of settlement or otherwise) shall be applied first to reimburse the parties for all costs and expenses incurred by the parties with respect to such action on a pro rata basis and, if after such reimbursement any funds remain from such award, they shall be retained by the party instituting such action; provided that if Cortendo is the controlling party, such remaining amount of such award

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

shall be included in Net Sales.  The party instituting an action shall incur no liability to the other party as a consequence of any Infringement litigation pursuant to this clause 12.3 or any unfavourable decision resulting therefrom including any decision holding a patent invalid or unenforceable.

12.4                     Defence of Patents included in the Technology

Cortendo has the first right to control the defence of challenges to the validity, title, or enforceability of any Patent included in Technology (including any Patent included in Joint IP) brought by a Third Party within the Territory (e.g., declaratory judgment actions, nullity actions, or any post-grant proceedings, such as oppositions, inter-partes reviews, post-grant reviews, reexamination requests or interferences) except insofar as such action is a counterclaim to or defence of, or accompanies a defence of, an action for Infringement against a Third Party under clause 12.3, in which case the provisions of clause 12.3 shall govern.  If Cortendo decides that it does not wish to defend against such action, then ATL shall have a backup right to assume defence of such Third Party action at its own expense.  Each party shall be responsible for all reasonable and documented costs and expenses incurred by such party in any defence controlled by such Party under this clause 12.4.  The controlling party shall permit the non-controlling party to participate in the proceeding to the extent permissible under Laws, and to be represented by its own counsel in such proceeding, at the non-controlling party’s expense.  Any awards or amounts received in defending any such Third Party action shall be allocated between the parties as provided in clause 12.3(b).

12.5                     Defence of Infringement Claims

(a)                              If a Third Party asserts, whether raised directly or by way of counterclaim or affirmative defence, that any Intellectual Property Rights owned by it is infringed by either party’s performance of its obligations under this agreement or by the manufacture, use, offer for sale, sale or importation of any ATL1103 Product in the Territory, or the proposed manufacture, use or sale of any ATL1103 Product in the Territory, or if a party otherwise becomes aware of a potential infringement of a Third Party IP Rights (each, an Infringement Claim), the party first having knowledge of such an Infringement Claim shall promptly provide the other party with notice of same and the related facts in reasonable detail.

(b)                              Subject to the indemnification obligations of each party pursuant to clause 16 (which shall, if applicable, control any such Infringement action), each party will be responsible for and will control the defence and/or settlement of its own Infringement Claims.

(c)                               Promptly following receipt of notice of any Infringement Claim by any party, the parties shall enter into a mutually agreeable joint defence agreement specifically with respect to such Infringement Claim. Such agreement shall provide for the mutual cooperation of both parties (including making relevant witnesses and documents available), the exchange of information relating to such claims of infringement and the validity of such Third Party IP Rights and how the parties should proceed with respect to the continuation of the manufacture, marketing and sale of the affected ATL1103 Product(s) at issue.

12.6                     Settlement of Claims; Cooperation

In connection with any action undertaken pursuant to any of clause 12.3, 12.4 or 12.5:

(a)                              each party shall execute all necessary and proper documents, take such actions as shall be appropriate to allow the other party to institute, prosecute, and control such action and shall otherwise cooperate in the institution and prosecution of such action (including, without limitation, consenting to being named as a nominal party thereto);

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(b)                              each party shall provide to the controlling party reasonable assistance in such action, at such controlling party’s request and expense, including joining such action as a party plaintiff if required by applicable Laws to pursue such action.  The controlling party shall keep the other party regularly informed of the status and progress of efforts in such action and shall reasonably consider the other party’s comments on any such efforts.  The non-controlling party shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such party shall at all times cooperate fully with the controlling party; and

(c)                               without the prior written consent of the other party, which shall not be unreasonably withheld, conditioned or delayed, neither party shall settle any suit or action that it brought under any such clause involving Technology in any manner that would negatively impact such intellectual property or that would limit or restrict the ability of Cortendo to sell ATL1103 Products anywhere in the Territory.

13.                         Confidential Information

13.1                     Use and disclosure

A Recipient:

(a)                              may use Confidential Information of the Disclosing Party only for the purposes of this agreement (which includes the exercise of any rights or the performance of any obligations under this agreement);

(b)                              must keep confidential all Confidential Information of the Disclosing Party except:

(i)                                  for disclosure permitted under clause 13.2; and

(ii)                               to the extent (if any) the Recipient is required by Law to disclose any Confidential Information; and

(c)                               without limiting its obligations under paragraphs (a) and (b), must use commercially reasonable efforts to keep all Confidential Information of the Disclosing Party safe and secure, including all notes and other records prepared by the Recipient or its disclosees based on or incorporating any Confidential Information of the Disclosing Party and all copies of those notes and records.

13.2                     Permitted disclosure

A Recipient may disclose Confidential Information of the Disclosing Party to:

(a)                              officers and employees of the Recipient and its Affiliates, Sub-Licensees, agents, consultants and contractors to allow Exploitation of the Technology in accordance with this agreement (or for such parties to determine their interest in performing such activities);

(b)                              Governmental Authorities and other Regulatory Authorities to the extent that such disclosure is reasonably necessary (i) for filing or prosecuting Patents as contemplated by this agreement; in order to obtain approvals to conduct clinical trials, or to obtain and maintain Marketing Approvals, of an ATL1103 Product; or (iii) for prosecuting or defending litigation as contemplated by this agreement;

(c)                               to any bona fide potential or actual investor, lender, acquirer, merger partner, or other financial or commercial partner for the sole purpose of evaluating an actual or potential investment, acquisition or other business relationship; or

(d)                              if the Recipient is ATL, to ISIS solely as required under the terms of the ISIS Agreement,

provided that, before disclosure:

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(e)                               in the case of the Recipient’s officers and employees, they have been directed by the Recipient to keep confidential all Confidential Information of the Disclosing Party; and

(f)                                in the case of other persons, they have agreed in writing with the Recipient to comply with obligations in respect of Confidential Information at least as stringent as those imposed on the Recipient under this agreement for a period of at least ten (10) years, except in the case of disclosures under clause 13.2(c), the duration of such obligation shall be at least seven years,

(each a Direction).

13.3                     Recipient’s obligations

A Recipient must ensure that each person to whom it discloses Confidential Information under clause 13.2 complies with its Direction.  If a Recipient learns or believes that:

(a)                              a person to whom it has disclosed Confidential Information under clause 13.2 has not complied or may not comply with its Direction;

(b)                              any unauthorised person has come into possession of any part of the Confidential Information of the Disclosing Party;

(c)                               any person has made any improper or unauthorised use of the Confidential Information of the Disclosing Party; or

(d)                              any unauthorised person is doing any thing in contravention of rights that attach to and arise from the Confidential Information of the Disclosing Party,

then the Recipient must:

(e)                               immediately notify the Disclosing Party, including full particulars of the unauthorised possession, use or action;

(f)                                take all reasonable steps to prevent or stop the non-compliance or unauthorised possession, use or action; and

(g)                               provide to the Disclosing Party all assistance and information the Disclosing Party may reasonably request with respect to the unauthorised possession, use or action.

13.4                     Directions of ATL

Cortendo must comply, and must procure each Sub-Licensee to comply, with any reasonable directions provided to Cortendo by ATL in writing, at least 30 days in advance of any required implementation of such directions, in relation to preserving the confidentiality of any and all of ATL’s Confidential Information in the course of Cortendo or any Sub-Licensee commissioning the manufacture, supply or sale of any ATL1103 Products.

13.5                     Disclosure required by Law

If a Recipient determines that it is reasonably necessary, in compliance with applicable Laws, the Listing Rules or by other relevant securities and exchange requirements or other Governmental Authorities, court order, administrative subpoena or order, to disclose any Confidential Information of the Disclosing Party to a third person (including government), the Recipient must:

(a)                              before doing so:

(i)                                  notify the Disclosing Party; and

(ii)                               where practicable, before disclosing such Confidential Information, give the Disclosing Party a reasonable opportunity to take any steps that the Recipient considers necessary to protect the confidentiality of that information; and

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(b)                              notify the third person that the information is confidential to the Disclosing Party.

13.6                     Acknowledgments

(a)                              Without limiting ATL’s obligations under clause 8.1, Cortendo acknowledges that nothing in this clause 13 obliges ATL to disclose any information to Cortendo or update any Confidential Information that has previously been disclosed to Cortendo.

(b)                              Each Recipient acknowledges that:

(i)                                  the Disclosing Party may suffer commercial or other Loss if the Confidential Information of the Disclosing Party is used by any third party, or disclosed or made available to any third party by the Recipient other than in accordance with this agreement;

(ii)                               damages may be an inadequate remedy to protect the interests of the Disclosing Party if the Recipient or any of its permitted discloses breach the provisions of this clause; and

(iii)                            the Disclosing Party is entitled to seek and obtain injunctive relief or any other remedy, in any court, against the Recipient for breach of this clause 13.

13.7                     Information disclosed under the Non-Disclosure Agreement

The parties agree that, with effect from the Start Date:

(a)                              the Non-Disclosure Agreement is terminated; and

(b)                              all Confidential Information of a party disclosed under the Non-Disclosure Agreement constitutes Confidential Information of that party for the purposes of this agreement.

13.8                     Publications

(a)                              The obligations in this clause 13.8 do not limit a party’s right to publish or disclose information in the circumstances set out in clause 14.1(a)(ii).

(b)                              Each party recognises that the publication by either party of Data and other information regarding ATL1103 and ATL1103 Products, such as by public oral presentation, manuscript or abstract, may be beneficial to both parties provided such publications are subject to reasonable controls to protect Confidential Information.  Accordingly, the other party shall have the right to review and comment on any material proposed for public oral presentation or publication by a party that includes Data or other results of preclinical or clinical development of ATL1103 or any ATL1103 Product that has not previously been published or presented and/or includes any Confidential Information of such reviewing party.  Before any such material is:

(i)                                  submitted for publication, the publishing party shall deliver a complete copy to the other party at least 30 days prior to submitting the material to a publisher or initiating any other disclosure.  The reviewing party shall review any such material and give its comments to the publishing party within 20 days of the delivery of such material to the reviewing party; and

(ii)                               disclosed via public oral presentation, the disclosing party shall deliver a complete copy of the presentation materials and abstracts to the other party at least 20 days prior to the presentation.  The reviewing party shall review such materials and abstracts, and shall return such items as soon as practicable to the publishing party with its comments, if any, but in no event later than 15 days from the date of delivery to the reviewing party.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

The publishing or disclosing party shall comply with the reviewing party’s request to delete references to the reviewing party’s Confidential Information in any such material.  In addition, if any such publication or presentation contains patentable subject matter, then at the reviewing party’s request, the publishing or disclosing party shall either delete the patentable subject matter from such publication or presentation or delay any submission for publication, presentation or other public disclosure for a period of up to an additional 60 days so that appropriate patent applications may be prepared and filed.  In the event that either party needs to publish or present an abstract or other technical publication on a shorter time schedule, the parties shall cooperate to try to meet such accelerated deadline.

(c)                               Subject to clause 13.8(b), each party and its contractors, including without limitation clinical research organisations, shall have the right to publish results of all clinical trials of ATL1103 or any ATL1103 Product on such party’s clinical trial register, and such publication will not be a breach of the confidentiality obligations provided in this clause 13.

14.                         Publicity

14.1                     No statements without agreement

(a)                              Neither party may make any public statement or announcement, or issue any publication, press release or like statement, in relation to the subject matter or the terms of this agreement or the ISIS Agreement unless such statement, announcement, publication or press release:

(i)                                  is approved in writing by the other party prior to it being issued, published or otherwise distributed, as the case may be; or

(ii)                               is required by Law, the Listing Rules or by other relevant securities and exchange requirements or other Governmental Authorities, and, where practicable, before making or authorising it the party has:

(A)                            given reasonable prior notice to the other party of the proposed text of such announcement; and

(B)                            given the other party a reasonable opportunity to comment on its contents, and the requirement for it (except that in the case of a press release or governmental filing determined by such party, based on advice of counsel, to be required by Law, the disclosing party shall provide the other party with such advance notice as it reasonably can and shall not be required to obtain comments thereon).

(b)                              Neither party shall be required to seek the permission of the other party to repeat any information that has already been included in any public statement or announcement, publication, press release or like statement approved or otherwise permitted under this clause 14.1, provided such information remains accurate as of such time.

(c)                               The parties acknowledge that either or both parties may be obligated to file under applicable Laws a copy of this agreement with the relevant securities and exchange requirements or other Governmental Authorities.  Each party shall be entitled to make such a required filing, provided that it requests confidential treatment of the commercial terms and sensitive technical terms hereof and thereof to the extent such confidential treatment is reasonably available to such party.  In the event of any such filing, each party will provide the other party with a copy of this agreement marked to show provisions for which such party intends to seek confidential treatment and shall reasonably consider and incorporate the other party’s reasonable comments thereon to the extent consistent with

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
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THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

the legal requirements, with respect to the filing party, governing disclosure of material agreements and material information that must be publicly filed. The filing party shall provide copies of any responses from any Governmental Authority or securities and exchange body to such confidential treatment request, and provide the other party with an opportunity to review and comment on any further responses thereto.

(d)                              The parties agree that on or after the Start Date, each party will issue a public statement or announcement in the form set out in Schedule 4.

(e)                               In the event that ATL is required to file a copy of this agreement under applicable Laws, ATL agrees to request confidential treatment in the form mutually agreed to by both parties prior to the Start Date.

14.2                     Advertising and other materials

Without limiting clause 14.1, and except as otherwise specifically permitted in this agreement, Cortendo must obtain ATL’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed,  before publicly using any advertising, written sales promotions, press releases or other publicity materials in which ATL’s name or ISIS’ name is used.

15.                         Warranties, covenants and liability

15.1                     No express warranties

Cortendo:

(a)                              acknowledges that, except as set out in clause 15.2 and clause 15.3:

(i)                                  ATL makes no express warranties under this agreement; and

(ii)                               neither ATL nor any person acting on its behalf has made any warranties,

including by way of example, no warranties in relation to:

(iii)                            the validity of any patent (except as expressly set forth in clause 15.3);

(iv)                           the performance or capabilities of the Technology;

(v)                              the potential profits from Exploitation of the Technology; or

(vi)                           the likelihood of obtaining any Marketing Approval;

(b)                              warrants to ATL that Cortendo has carried out its own investigations concerning the Technology and the potential for its Exploitation in the Territory and in the Field, and has not relied on any representations or statements made by or on behalf of ATL in that regard, except as expressly set out in clause 15.2 and clause 15.3;

(c)                               acknowledges and agrees that any statement, representation, term, warranty, condition, promise or undertaking in relation to the Technology or the potential for its Exploitation in the Territory and in the Field that has been made, given or agreed to by ATL or any person acting on its behalf of or associated with it in any prior negotiation, arrangement, understanding or agreement has no effect except to the extent expressly set out or incorporated in this agreement; and

(d)                              acknowledges that the warranties set out in this clause 15 are given subject to and are qualified by the matters that are disclosed in this agreement, the Disclosure Letter, the Due Diligence Materials and the independent searches conducted by Cortendo in relation to ATL and ATL1103 as part of its due diligence process on or before the Start Date.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

15.2                     Mutual warranties

Each party hereby warrants to the other that, as of the Start Date:

(a)                              it is a company or corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated; and

(b)                              it has the power to enter into this agreement, and that the execution and performance of this agreement by it has been duly and validly authorised by all necessary action for this agreement to be binding upon it.

15.3                     Additional warranties and covenants of ATL

ATL hereby (1) warrants to Cortendo that, as of the Start Date, and (2) where expressly stated, covenants to Cortendo that, during the term of this agreement:

(a)                              Title; Control; Encumbrances.  ATL is:

(i)                                  the sole owner, or the exclusive licensee, in respect of Exploitation in the Field throughout the Territory for the Purpose, of the entire right, title and interest in and to all Licensed Patents in existence as of the Start Date, and has not granted, assigned or conveyed to any Third Party any rights under any Licensed Patents in existence as of the Start Date that would be inconsistent with the rights granted to Cortendo under this agreement; and

(ii)                               to ATL’s Knowledge, ATL is the sole owner of the entire right, title and interest in and to all Other ATL Rights in existence as of the Start Date, and has not granted, assigned, or conveyed to any Third Party any rights under any Other ATL Rights in existence as of the Start Date that would be inconsistent with the rights granted to Cortendo under this agreement, in each case, free and clear from any mortgages, pledges, liens, security interests, conditional and instalment sale agreements, encumbrances, charges or claims of any kind.

(b)                              Right to Grant Licence.  ATL has the full and legal right and authority to grant the Licence to Cortendo.

(c)                               Schedule 1.

(i)                                  Schedule 1 is a complete and accurate list of all patents and patent applications owned or controlled by ATL as of the Start Date that claim ATL1103 and the Technology in the Territory; and

(ii)                               To ATL’s Knowledge, all Patents listed in Schedule 1 are valid and enforceable.

(d)                              Other ISIS Patents.  There are no other patents licensed to ATL pursuant to the ISIS Agreement, including without limitation, the ISIS Formulation Patent Rights, Research Target Patent Rights or any other ISIS Patent Rights (as such terms are defined in the ISIS Agreement) that are necessary or useful to Exploit the Technology in the Field in the Territory for the Purpose.

(e)                               Good Standing. To ATL’s Knowledge, all official fees, maintenance fees and annuities for the Licensed Patents have been paid and all administrative procedures with Governmental Authorities have been completed for such Patents such that the Patents are subsisting and in good standing.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(f)                                Infringement/Misappropriation.

(i)                                  To ATL’s Knowledge, Cortendo’s exercise of the rights granted under the Licence as permitted under this agreement will not infringe any Third Party’s Intellectual Property Rights.

(ii)                               ATL has not received any written notice from any Third Party asserting or alleging, nor to ATL’s Knowledge is there, any basis for any assertion or allegation, that any use, research, manufacture or development of ATL1103 by ATL prior to the Start Date infringed or misappropriated the Intellectual Property Rights of such Third Party.

(g)                               No Conflicts.

(i)                                  ATL has not entered, and ATL covenants that it shall not knowingly enter, into any agreement with any Third Party that is in material conflict with or would materially adversely affect the rights granted to Cortendo under this agreement, and

(ii)                               ATL has not taken, and ATL covenants that it shall not take, any action that would in any way prevent it from granting the rights granted to Cortendo under this agreement, or that would otherwise materially conflict with or materially adversely affect Cortendo’s rights under this agreement.

(h)                              Third Party Infringement.  To ATL’s Knowledge, no Third Party is infringing or has infringed any Licensed Patents as they apply to ATL1103 or has misappropriated any know-how comprising the Other ATL Rights.

(i)                                  No Proceeding.  There are no pending or, to ATL’s Knowledge no threatened, adverse actions, suits or proceedings (including interferences, reissues, re-examinations, cancellations or oppositions) against ATL involving the Technology.

(j)                                 Disclosure.  ATL has disclosed to Cortendo all information in its possession or control that is material, in the good faith opinion of ATL, to evaluating the development and commercialisation of ATL1103 and the Technology as contemplated under this agreement (including information relating to the novelty, validity or sufficiency of the Licensed Patents and any challenges thereto) and, to ATL’s Knowledge, all such information disclosed by ATL is materially accurate and complete.

(k)                              No Debarment.  In the course of the development of ATL1103, ATL has not used any employee or consultant who has been debarred by any Regulatory Authority, under 21 U.S.C. 335a or other equivalent laws, rules, regulations or standards of any Regulatory Authority, or, to ATL’s Knowledge, is the subject of debarment proceedings by a Regulatory Authority.

(l)                                  Compliance.  ATL has complied in all material respects with all applicable Laws in the development of ATL1103 as of the Start Date, where failure to comply would materially adversely affect the rights granted to Cortendo under this agreement or Cortendo’s ability to develop or commercialise ATL1103 Products as contemplated under this agreement.

(m)                          Third Party Patent Rights.

(i)           To ATL’s Knowledge, it is not in breach of any agreement pursuant to which ATL (through ISIS) obtained its rights in the Third Party Patent Rights, and nothing contained in this agreement is in material conflict with or shall constitute a material breach of, any agreement pursuant to which ATL (through ISIS) obtained its rights in the Third Party Patent Rights.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
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FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(ii)          It has obtained all the consents necessary from the owners of the Third Party Patent Rights (through ISIS) to grant the Licence with respect to the Third Party Patent Rights, as may be required under any agreement pursuant to which ATL (through ISIS) obtained its rights in the Third Party Patent Rights.

(n)                              ISIS Agreement.

(i)                                  To ATL’s Knowledge, it is not in breach of, nor do any circumstances exist upon which ISIS might claim that ATL is in material breach of, the ISIS Agreement, and nothing contained in this agreement is in material conflict with or shall constitute a material breach of, the ISIS Agreement (when read in conjunction with the ISIS Consent Letter).

(ii)                               It has obtained all the consents necessary from ISIS to grant the Licence and transfer all data and information required by ATL under this agreement to Cortendo, including pursuant to Section 6.3 of the ISIS Agreement.

(iii)                            ATL has provided Cortendo with a true, accurate and complete copy (redacted solely for financial terms and other provisions that do not relate to the Licence of Cortendo’s rights under this agreement) of the ISIS Agreement.

(iv)                           ATL1103 is in Active Development, as such term is defined in Section 1.2 of Exhibit 1 of the ISIS Agreement.

(v)                              ATL further covenants and agrees that:

(A)                            it will satisfy all of its obligations under (including making all payments), and take all steps reasonably necessary to maintain in full force and effect, the ISIS Agreement as it relates to the development and commercialisation of ATL 1103 by Cortendo under this agreement for the term hereof, provided that the ATL is not in breach of the ISIS Agreement as a result of Cortendo’s breach of this agreement;

(B)                            it will not assign (except to a Related Body Corporate or to a Third Party to which this agreement has been assigned as permitted under clause 26.4), amend, restate, amend and restate, terminate in whole or in part, or otherwise modify the ISIS Agreement in any way that could materially adversely affect Cortendo’s rights under this agreement without the prior written consent of Cortendo;

(C)                            it will provide Cortendo with prompt notice of any claim of a breach under the ISIS Agreement which would, if uncured, give ISIS  the right to terminate the ISIS Agreement, or any notice of termination of the ISIS Agreement, made by either ATL or ISIS (or any party acting on behalf of such counterparty);

(D)                            it will promptly send to Cortendo copies of all other material correspondence to or from ISIS pursuant to the ISIS Agreement specifically relating to ATL1103 that may adversely impact on Cortendo’s rights under this agreement; and

(E)                             where ATL does not cure any breach by it of the ISIS Agreement which would, if uncured, give ISIS the right to terminate the ISIS Agreement within a reasonable timeframe, Cortendo will have the right to cure such breach, in which case, ATL shall reimburse Cortendo for the reasonable costs incurred by Cortendo to so cure such breach provided that Cortendo notified ATL in advance of incurring such costs of its estimated costs and

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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ATL consented thereto, which consent shall not be unreasonably withheld, delayed or conditioned.

15.4                     Exclusion of implied obligations

Except to the extent prohibited by law, all conditions, warranties, guarantees, rights, remedies, liabilities or other terms that may be implied by custom, under the general law or by statute are expressly excluded under this agreement.

15.5                     Limitation of liability

Except for:

(a)                              each party’s confidentiality obligations under clause 13;

(b)                              each party’s indemnification obligations under clause 16; and

(c)                               to the extent prohibited by law,

each party excludes all liability to the other party for any loss of contract, loss or damage of the character of loss of profit or revenue, loss of opportunity, loss of production, loss of customers or goodwill, production stoppage, loss or corruption of data, loss of use of data, loss of privacy of communications, or any special, indirect or consequential loss or damage arising directly or indirectly under or in connection with this agreement or the performance or non-performance of this agreement and whether arising under any indemnity, statute, in tort (for negligence or otherwise), or on any other basis in Law.

16.                         Indemnity

16.1                     Indemnification by Cortendo

Cortendo hereby indemnifies and holds harmless and will keep indemnified, defend and hold harmless ATL, its Affiliates, ISIS and each of their respective agents, employees, officers and directors against all Loss that ATL, its Affiliates, ISIS or any of their respective agents, employees, officers and directors may sustain or incur, to the extent arising out of or related to, directly or indirectly:

(a)                              the Exploitation of the Technology by Cortendo or any Sub-Licensee, including any loss of or damage to any property or injury to or death of any person in connection with the Technology or its use;

(b)                              a breach of any of Cortendo’s obligations, representations, warranties or covenants under this agreement by Cortendo; or

(c)                               any negligent, unlawful, fraudulent or wilful act or omission of Cortendo in connection with this agreement,

except to the comparative extent that the Loss was directly caused by any negligent, unlawful or fraudulent act or omission of ATL.

16.2                     Indemnification by ATL

ATL hereby indemnifies and holds harmless and will keep indemnified, defend and hold harmless Cortendo, its Affiliates and Sub-Licensees, and each of their respective agents, employees, officers and directors against all Loss that Cortendo, its Affiliates and Sub-Licensees or any of their respective agents, employees, officers and directors may sustain or incur, to the extent arising out of or related to, directly or indirectly:

(a)                              the Exploitation of the Technology by ATL prior to the Start Date, including any loss of or damage to any property or injury to or death of any person in connection with the Technology or its use prior to the Start Date;

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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SEPARATELY WITH THE COMMISSION.

(b)                              a breach of any of ATL’s obligations, representations, warranties or covenants under this agreement by ATL; or

(c)                               any negligent, unlawful, fraudulent or wilful act or omission of ATL in connection with this agreement,

except to the comparative extent that the Loss was directly caused by any negligent, unlawful or fraudulent act or omission of Cortendo.

16.3                     Procedure

In the event that any person entitled to indemnification under clauses 16.1 or 16.2 (an Indemnitee) is seeking such indemnification in respect of a Third Party claim, such Indemnitee shall:

(a)                              inform, in writing, the indemnifying party of the claim as soon as reasonably practicable after such Indemnitee receives notice of such claim;

(b)                              permit the indemnifying party to assume direction and control of the defense of the claim (at the indemnifying party’s sole discretion and cost, including the sole right to settle it at the sole discretion of the indemnifying party; provided that such settlement does not constitute an admission of liability of the Indemnitee or the other party, or impose any obligation on, or otherwise adversely affect, the Indemnitee or other party);

(c)                               cooperate as requested (at the expense of the indemnifying arty) in the defence of the claim; and

(d)                              undertake all reasonable steps to mitigate any loss, damage or expense with respect to the claim(s).

Each Indemnitee shall have the right, at its option and sole expense, to participate in the defence of any claim, suit, or proceeding through counsel of its own choosing.

16.4                     Enforcement of Indemnification

All costs and expenses reasonably incurred by an Indemnitee in connection with enforcement of clauses 16.1 or 16.2 shall also be reimbursed by the indemnifying party.

17.                         Insurance

17.1                     Appropriate insurances

(a)                              Cortendo must, at its cost, take out and maintain until:

(i)                                  in the case of insurances issued on a claims made basis, seven years after the end of the Term; or

(ii)                               otherwise, the end of the Term,

all appropriate insurances at an adequate level for the Exploitation of the Technology pursuant to this agreement, including:

(iii)         up until the first commercial sale of an ATL1103 Product by Cortendo or any of its sub-licensees anywhere in the Territory, commercial general liability insurance of at least US$1 million per incident, and US$2 million in the aggregate, and such other types (including clinical trial insurance) and amounts of insurance coverage as is appropriate, customary and prevailing from time to time in the biopharmaceutical industry in light of the nature of the activities to be performed by Cortendo under this agreement through that period; and

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(iv)                           from the first commercial sale of an ATL1103 Product by Cortendo or any of its sub-licensees anywhere in the Territory, commercial general liability insurance, and such other types (including product liability  insurance) and amounts of insurance coverage as is appropriate, customary and prevailing from time to time in the biopharmaceutical industry in light of the nature of the activities to be performed by Cortendo under this agreement at such time, which covers all activities to be undertaken by or on behalf of Cortendo under this agreement (including the development and commercialisation of ATL1103 Products).

(b)                              ATL must, at its costs, take out and maintain until:

(i)                                  in the case of insurances issued on a claims made basis, seven years after the end of the Term; or

(ii)                               otherwise, the end of the Term,

all appropriate insurances at an adequate level for the Exploitation of the Technology pursuant to this agreement, including:

(iii)                            up until the first commercial sale of an ATL1103 Product by ATL or any of its sub-licensees anywhere in the ATL Territory, public liability insurance of at least US$1 million per incident, and US$2 million in the aggregate, and such other types (including clinical trial insurance) and amounts of insurance coverage as is appropriate, customary and prevailing from time to time in the biopharmaceutical industry in light of the nature of the activities to be performed by ATL under this agreement through that period; and

(iv)                           from the first commercial sale of an ATL1103 Product by ATL or any of its sub-licensees anywhere in the ATL Territory, public liability insurance and such other types (including product liability  insurance) and amounts of insurance coverage as is appropriate, customary and prevailing from time to time in the biopharmaceutical industry in light of the nature of the activities to be performed by ATL under this agreement at such time.

(c)                               Each such insurance policy must provide that all terms and conditions (other than policy limits) operate in the same manner as if there were a separate policy of insurance covering each party comprising the insured.

17.2                     Reputable insurer

The insurance taken out by Cortendo under this clause 17 must be with a reputable insurance company.

17.3                     Evidence of insurance

If a party requests, the other party must promptly provide current relevant confirmation of insurance documentation from its insurance brokers certifying that it has the insurance required under this clause 17.

18.                         Termination

18.1                     Termination for material breach

A party may terminate this agreement by giving notice to the other party if:

(a)                              the other party breaches an obligation to pay any amount due under this agreement and fails to remedy that breach within 30 days after receiving notice requiring it to do so, which subsequent notice shall be effective immediately;

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(b)                              the other party materially breaches an obligation (other than an obligation to pay any amount due under this agreement) and fails to remedy the breach within 90 days after receiving notice requiring it to do so, which subsequent notice shall be effective immediately; or

(c)                               the other party materially breaches this agreement where that breach is not capable of remedy, which notice shall be effective 15 days after the date of such notice,

provided, however, that this clause 18.1 shall not apply to any failure by Cortendo to comply with clause 7.8 (which right is governed by clause 18.4), or any failure by Cortendo to comply with clause 5.4, which is governed by clause 18.3.

18.2                     Termination for insolvency

(a)                              A party must notify the other party immediately if:

(i)           it ceases to carry on business;

(ii)          it ceases to be able to pay its debts as they become due;

(iii)         any step is taken by a mortgagee to take possession or dispose of the whole or part of its assets, operations or business; or

(iv)         any step is taken to enter into any arrangement between it and its creditors;

(v)          any step is taken to appoint a receiver, a receiver and manager, a trustee in bankruptcy, a provisional liquidator, a liquidator, an administrator or other like person of the whole or part of its assets, operations or business; or

(vi)         having regard to its legal structure, any event analogous to an event in sub-paragraphs (i) to (v) happens to it.

(b)                              Subject to applicable Laws (including those referred to in paragraph (c)), a party may terminate this agreement with immediate effect by giving notice to the other party if any event referred to in clause 18.2(a) happens to the other party.

(c)                               All rights and licences to exercise Intellectual Property Rights granted under or pursuant to this agreement are and shall otherwise be deemed to be, for the purposes of Section 365(n) of Title 11, of the United States Code (the U.S. Bankruptcy Code) and any similar law or regulation in any other country, licences of rights to “intellectual property” as defined in Title 11 of the U.S. Bankruptcy Code.  The parties shall retain and may fully exercise all of their respective rights and elections under the U.S. Bankruptcy Code.  The Parties agree that all intellectual property rights licensed hereunder are part of the “intellectual property” as defined under the U.S. Bankruptcy Code subject to the protections afforded to the non-terminating party thereunder, and any similar law or regulation in any other country. Upon the bankruptcy of any party, the non-bankrupt party shall further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt party, unless the bankrupt party elects to continue, and continues, to perform all of its obligations under this agreement.

18.3                     Termination for patent challenge

ATL may terminate this agreement with immediate effect if Cortendo breaches clause 5.4, and Cortendo fails to cease or withdraw such challenge, or fails to cause its Sub-Licensee to cease or withdraw such challenge, within 60 days after receiving notice from ATL requiring it to do so.

18.4                     Termination for failure to meet performance obligations

If Cortendo:

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(a)                              fails to meet any performance obligation in clause 7.8(a)(ii), 7.8(b)(i) or 7.8(b)(ii), after taking into account any extension of time due to a Delay as determined pursuant to clauses 7.8(f) — (h); or

(b)                              fails to use Commercially Reasonable Efforts or does not correct a failure to use Commercially Reasonable Efforts with respect to any obligation under clause 7.8(a)(i), 7.8(b)(i) or 7.8(b)(ii) within the applicable period specified in, or determined in accordance with, clause 7.8(l)(iii),

ATL may  terminate this agreement with immediate effect by written notice to Cortendo.

18.5                     Termination of ISIS Agreement

ATL may terminate this agreement with immediate effect by giving notice to Cortendo if its Licence to Exploit ATL 1103 under the ISIS Agreement terminates or expires provided, however, that ATL shall use reasonable efforts to provide Cortendo with as much notice as practicable regarding any termination or expiration in advance of the effective date of such termination or expiration.

18.6                     Termination for unfeasibility

(a)                              Cortendo may terminate this agreement upon 90 days’ prior written notice to ATL if, in Cortendo’s reasonable business judgment, further development and commercialisation of ATL1103 Products is no longer feasible from a development, regulatory and/or commercial perspective due to a material change from the data provided to Cortendo and identified in the Disclosure Letter which is beyond the control of Cortendo and its Sub-Licensees in (i) the safety, tolerability or efficacy of ATL1103 Products, (ii) cost of manufacturing of ATL1103 Products, and (iii) the regulatory approval process or the regulatory profile of ATL1103 Products.  Such notice shall specify Cortendo’s basis for such termination, including a reasonable description of such concerns.

(b)                              If Cortendo  notifies ATL that it intends to terminate this agreement under clause 18.6(a) and ATL disagrees with Cortendo’s  basis for such termination, ATL may notify Cortendo in writing within 20 days  after receipt of Cortendo’s  notice stating in reasonable detail its basis for disputing Cortendo’s basis for such termination, in which event the parties shall promptly refer the matter to an Independent Expert in accordance with clause 24 to determine whether Cortendo has a right to terminate this agreement pursuant to clause 18.6(a).

(c)                               In the event that ATL  notifies Cortendo that it disputes Cortendo’s  right to terminate as required pursuant to clause 18.6(b), and has initiated dispute resolution pursuant to clause 18.6(b), then any right to terminate under clause 18.6(a) shall be stayed, and any termination shall be stopped, which stay and stopping shall last until the Independent Expert has made a determination.

(d)                              If the Independent Expert determines that Cortendo does have the right to terminate this agreement pursuant to clause 18.6(a) then this agreement will terminate with effect from the later of the date of the Independent Expert’s determination and the date upon which Cortendo’s notice of termination under clause 18.6(a) would have taken effect.

(e)                               If the Independent Expert determines that Cortendo does not have the right to terminate this agreement pursuant to clause 18.6(a), then the notice given by the Cortendo pursuant to clause 18.6(a)  shall be deemed to be withdrawn and the parties shall continue to perform under this agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

18.7                     Termination for convenience

Cortendo may terminate this agreement at any time for convenience upon 90 days’ prior written notice to ATL.

18.8                     Termination due to Force Majeure Event

If a party invoking an event of force majeure pursuant to clause 20 is prevented from complying with its obligations under this agreement and such inability to comply continues for a period greater than six calendar months as provided in clause 20, the non-invoking party may terminate this agreement with immediate effect by written notice to the other party.

18.9                     Disputed Breach

(a)                              If a party notifies the other party (breaching party) that the breaching party has breached any of its obligations pursuant to clause 18.1(b) or 18.1(c), and the breaching party disagrees with such party’s claim, such breaching party shall so notify such party in writing within 15 days after receipt of such party’s notice stating in reasonable detail its basis for disputing such party’s claim, in which event the parties shall promptly refer the matter to an Independent Expert in accordance with clause 24 to determine whether the breaching party has breached any of its obligations pursuant to clause 18.1(b) or 18.1(c).

(b)                              In the event that the breaching party notifies the other party that it disputes such right to terminate as required pursuant to clause 18.9(a), and has initiated dispute resolution pursuant to clause 18.9(a), then any right to terminate under clause 18.1(b) or 18.1(c) shall be stayed, and any applicable cure period (if any) or termination shall be stopped, which stay and stopping shall last until the Independent Expert has made a determination.

(c)                               If the breaching party does not correct such breach within the period specified by the Independent Expert, or if the Independent Expert determines that there has been a breach by the breaching party of any of its obligations that cannot be cured, then the other party shall have the right to terminate this agreement by sending written notice confirming such termination in accordance with clause 18.1(b) or 18.1(c), as applicable (which notice shall be deemed to be the subsequent notice, where applicable), with the effect as provided in clause 19.1, or to exercise its alternative rights pursuant to clause 19.3.

(d)                              If the Independent Expert determines that there has not been a breach, then the initial breach notice by the other party shall be deemed to be withdrawn and the parties shall continue to perform under this agreement.

19.                         After termination

19.1                     Consequences of termination

(a)                              In the event of any early termination of this agreement by either party pursuant to clause 18, but subject to clause 19.4:

(i)           Cortendo must promptly pay ATL all amounts due;

(ii)          subject to clause 19.4, the Licence ends;

(iii)         subject to clause 19.4, Cortendo must (and, subject to clause 4.5, must procure that all Sub-Licensees) immediately stop Exploiting the Technology; and

(iv)         subject to paragraph (c) and clauses 19.2 and 19.4, each Recipient must, immediately upon being so requested in writing by the Disclosing Party, at the Disclosing Party’s option:

(A)                            deliver to the Disclosing Party;

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(B)                            destroy and certify in writing to the Disclosing Party the destruction of; or

(C)                            destroy and permit the Disclosing Party to witness the destruction of,

all Confidential Information of the Disclosing Party that is either in the possession of the Recipient or that the Recipient has provided to any other person, including all notes, memoranda, correspondence, reports, summaries, and all other materials or things brought into existence by the Recipient or any of its disclosees which in any manner contain or refer to any part of the Confidential Information of the Disclosing Party.

(b)                              Cortendo’s obligations under paragraphs (a)(iii) and (a)(iv) do not apply to:

(i)           any inventions that were, during the Term, the subject of a patent or patent application but have ceased to be the subject of any patent or patent application; or

(ii)          any technical or other information that was, during the Term, not in the public domain but has entered the public domain, other than by way of Cortendo breaching this agreement.

(c)                               A Recipient may retain one copy of the Confidential Information of the Disclosing Party for its internal records, provided that the Recipient continues to comply with its obligations under clause 13 in respect of that Confidential Information.

(d)                              In the event that this agreement is terminated by Cortendo pursuant to clause 18.1 or 18.2, or by ATL pursuant to clause 18.5, the grant-back licence in clause 3.3 ends.

(e)                               In the event that this agreement is terminated by Cortendo pursuant to clause 18.1 or 18.2, or this agreement is terminated by ATL pursuant to clause 18.5 where the ISIS Agreement was terminated due to a breach by ATL thereunder, then the Moratorium Period, if any is ongoing at the effective date of such termination, shall end as of the earlier of (i) 12 months after the effective date of such termination, or (ii) 24 months after the Start Date.  For the avoidance of doubt, if the effective date of such termination is later than 24 months after the Start Date, then the Moratorium Period shall terminate simultaneously with the effective date of such termination.

(f)                                In the event that this agreement is terminated by Cortendo pursuant to clause 18.6 or 18.7, or by ATL pursuant to clause 18.1, 18.2, 18.3, 18.4, 18.5 (where the ISIS Agreement has terminated due to a breach by Cortendo of this agreement) or 18.8, the parties agree to work together during the 90 day notice period to wind-down the ongoing studies, programs and activities under this agreement (or, if such termination of by Cortendo pursuant to clause 18.7, at the direction of ATL, transition them from Cortendo to ATL); provided that Cortendo shall be responsible for all non-cancellable costs incurred by or on behalf of Cortendo in connection with the foregoing, or by ATL with respect to the ATL1103 higher dose study described in Schedule 3.  For the avoidance of doubt, all information provided from one party to the other party during such transition period shall be deemed Confidential Information of the Disclosing Party under this agreement.

(g)                               In the event that this agreement is terminated by Cortendo pursuant to clause 18.7, in addition to its obligations under clause 19.1(f):

(i)                                  Cortendo shall, to the extent practicable and so requested by ATL, transfer and assign any agreements with Third Party subcontractors who are performing such studies or activities to ATL; and

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(ii)                               if such notice of termination under clause 18.7  is provided by Cortendo prior to the filing of an NDA in the U.S. for ATL1103 for the first Acromegaly Indication, then Cortendo shall pay ATL a termination fee of US$[****] on or before the effective date of such termination, which the parties agree is a genuine pre-estimate of the loss that ATL may incur or suffer in connection with Cortendo’s termination of this agreement pursuant to clause 18.7.

(h)                              In the event that this agreement is terminated by Cortendo pursuant to clause 18.6 or 18.7, or by ATL pursuant to clauses 18.1, 18.2, , 18.3, 18.4, 18.5 (where the ISIS Agreement has terminated due to a breach by Cortendo of this agreement) or 18.8, ATL shall have the right, exercisable upon written notice by ATL to Cortendo given within 90 days after the effective date of such termination, to obtain the Program Transfer, and effective upon such notice, Cortendo shall conduct the Program Transfer pursuant to clause 19.2, subject to the terms and conditions set forth in this clause 19.1(h).  If:

(i)                                  the effective date of such termination is prior to (A) the Start of a Phase III Trial, or (B) the Further Phase IIB Trial (whichever will be the In-Human Trial Milestone), then the Program Transfer and the licence therein shall be royalty-free;

(ii)                               the effective date of such termination is on or after the Start of a Phase III Trial or the Further Phase IIB Trial (as applicable), then ATL shall pay to Cortendo [****] ([****]%) percent of all ATL Net Sales by ATL, its Affiliates and sub-licensees in consideration for the grant of the licence.

(i)                                  Payment terms and audit provisions set forth in this agreement shall apply in a reciprocal manner.

19.2                     Program Transfer

If ATL exercises its right under clause 19.1(h), Cortendo shall:

(a)                              and (with effect from the date that ATL exercises such right) it hereby does, grant to ATL, an exclusive, worldwide, royalty-bearing, perpetual, transferable licence, with the right to sub-license, under the Cortendo IP and Joint IP to exploit the technology that is the subject of the Cortendo IP and Joint IP for any purpose or indication and in any;

(b)                              transfer to ATL as soon as reasonably practicable all Development Data, and any reports, records, materials and information resulting from Cortendo’s performance under this agreement and/or in Cortendo’s or its Affiliates’ control relating to ATL1103 or ATL1103 Products as may be necessary to enable ATL to practice such licence;

(c)                               transfer and assign to ATL all of its right, title and interest in and to all INDs, registration applications, drug dossiers and master files with respect to any and all ATL1103 Products and all Marketing Approvals with respect to any and all ATL1103 Products;

(d)                              to the extent Cortendo is permitted to do so under each sublicense agreement, continue each such sublicense agreement entered into by Cortendo with a Sub-Licensee in full force and effect in accordance with the terms and conditions of the respective sublicense agreements, and  assign each such sublicense agreement to ATL;

(e)                               to the extent Cortendo is permitted to do so under the relevant agreement, continue each agreement with Third Party subcontractors who are performing studies or activities relating to this agreement in full force and effect in accordance with the terms and conditions of the respective Third Party agreements, provided that ATL shall be responsible for all obligations of Cortendo under any such agreement that arise on and after the effective date of such termination, and assign each such Third Party Agreement

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

to ATL (having paid all amounts due under such agreement up until the effective date of assignment); and

(f)                                take such other actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights provided for under this clause 19.2 to ATL (collectively, the Program Transfer).

19.3                     Continuation of rights in certain circumstances

(a)                              In the event that Cortendo has the right to terminate this agreement pursuant to clause 18.1 or 18.8, then Cortendo may, in lieu of terminating this Agreement in its entirety as provided in such provisions, elect to continue this agreement in full force and effect except, upon written notice to ATL of Cortendo’s election under this clause 19.3(a), as follows:

(i)           the Licence granted by ATL to Cortendo shall remain in full force and effect in accordance with its terms, except that the performance obligations set forth in clause 7.8 shall cease to apply; and

(ii)          all JSC participation rights of ATL shall terminate and be of no further force or effect.

(b)                              In the event that Cortendo notifies ATL of its intention to terminate this agreement pursuant to clause 18.2, then (subject to clause 19.3(d)) Cortendo may, upon written notice to ISIS, elect to take a direct licence from ISIS  in respect of ISIS’ rights licensed to ATL under the ISIS Agreement that ATL has sub-licensed to Cortendo under this agreement, provided that:

(i)           Cortendo is not in breach of this agreement;

(ii)          Cortendo agrees in writing to comply with all of the terms of the ISIS Agreement to the extent applicable to the rights originally sublicensed to Cortendo by ATL with respect to ATL1103 under this agreement; and

(iii)         Cortendo agrees to pay directly to ISIS ATL’s payments due to ISIS under the ISIS Agreement to the extent applicable to the rights sublicensed to Cortendo by ATL with respect to ATL 1103,

with such agreement to be effective immediately upon the termination of this agreement.

(c)                               In the event that ATL notifies Cortendo of its intention to terminate this agreement pursuant to clause 18.5 (other than where the ISIS Agreement has terminated due to a breach by Cortendo of this agreement), then (subject to clause 19.3(d)), Cortendo may, upon written notice to ATL and to ISIS, elect  to take a direct licence from ISIS in respect of ISIS’ rights licensed to ATL under the ISIS Agreement that ATL has sub-licensed to Cortendo under this agreement, provided that:

(i)           Cortendo is not in breach of this agreement;

(ii)          Cortendo agrees in writing to comply with all of the terms of the ISIS Agreement to the extent applicable to the rights originally sublicensed to Cortendo by ATL with respect to ATL1103 under this agreement; and

(iii)         Cortendo agrees to pay directly to ISIS ATL’s payments due to ISIS under the ISIS Agreement to the extent applicable to the rights sublicensed to Cortendo by ATL with respect to ATL 1103,

with such agreement to be effective immediately upon the termination of this agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(d)                              Before exercising its right to take  a direct licence from ISIS under clause 19.3(b) or 19.3(c), Cortendo must conduct, consistent, good faith negotiations with ATL for a period of at least three calendar months  to agree an arrangement that:

(i)                                  preserves all material benefits of this agreement to Cortendo; and

(ii)                               preserves the material financial value  of this agreement to ATL.

19.4                     Run off period

ATL agrees that, for a period of six calendar months after the termination of this agreement, Cortendo and its Sub-Licensees may continue to supply and sell ATL1103 Products that had already been manufactured or that Cortendo or its Sub-Licensees had already committed to supply or sell as at the date of expiry or termination of this agreement.

19.5                     Accrued rights and remedies

The expiry or termination of this agreement for any reason does not affect any accrued rights or remedies of either party.

20.                         Force majeure

Neither party is liable for any failure to perform, or delay in performing, its obligations under this agreement, other than an obligation to pay money, if that failure or delay is due to anything beyond that party’s reasonable control, including without limitation war, insurrection, fire, flood, explosion, discontinuity in supply of power, act of God, war, civil commotion, terrorist act, labour strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances), court order or governmental interference.  If that failure or delay exceeds six calendar months, the other party may terminate this agreement pursuant to clause 18.8.

21.                         Goods and services taxes

21.1                     Interpretation

Words or expressions used in this clause 21 which are defined in the A New Tax System (Goods and Services Tax) Act 1999 (Cth) have the same meaning in this clause.

21.2                     Consideration is GST exclusive

Any consideration to be paid or provided for a supply made under or in connection with this agreement unless specifically described in this agreement as ‘GST inclusive’, does not include an amount on account of GST.

21.3                     Cortendo GST warranties

Cortendo warrants that as at the date of this agreement and for the duration of this agreement:

(a)                              it is not incorporated in Australia;

(b)                              it is not and will not be registered in Australia as a foreign corporation or body;

(c)                               it is not and will not be present in Australia in relation to the supplies made under or in connection with this agreement;

(d)                              it is not registered or required to be registered for GST purposes; and

(e)                               it is not an Australian resident for income tax purposes.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

21.4                     Gross up of consideration

Despite any provision in this agreement, if ATL makes a supply under or in connection with this agreement on which GST is imposed (not being a supply the consideration for which is specifically described in this agreement as ‘GST inclusive):

(a)                              the consideration payable or to be provided for that supply under this agreement but for the application of this clause (GST exclusive consideration) is increased by, and Cortendo must also pay to ATL an amount equal to the GST payable on the supply (GST Amount); and

the GST Amount  must be paid to ATL by Cortendo without set off, deduction or requirement for demand, at the same time as the GST exclusive consideration is payable or to be provided.

21.5                     Reimbursements (net down)

If a payment to a party under this agreement is a reimbursement or indemnification, calculated by reference to a loss, cost or expense incurred by that party, then the payment will be reduced by the amount of any input tax credit to which that party, or the representative member of a GST group of which that party is a member, is entitled for that loss, cost or expense.

21.6                     Exclusion of GST from calculations

If a payment is calculated by reference to or as a specified percentage of another amount or revenue stream, that payment shall be calculated by reference to or as a specified percentage of the amount or revenue stream exclusive of GST.

21.7                     Tax invoices

Cortendo need not pay the GST Amount in respect of a taxable supply made under or in connection with this agreement until ATL has given Cortendo a tax invoice in respect of that taxable supply.

21.8                     Cortendo warranty and indemnity

If GST is payable by ATL in relation to a supply and consideration for that supply was not increased under clause 21.4 for whatever reason , Cortendo will pay the amount by which the GST exclusive consideration is increased on account of GST under clause 21.4(a) (plus an amount equal to any interest or penalty imposed, by the Australian Commissioner of Taxation on ATL in respect of that GST) within seven days of receiving notice in writing from ATL requesting it to do so and a tax invoice under clause 21.7.

21.9                     Adjustments

If an adjustment event arises in respect of a supply made by ATL to Cortendo under or in connection with this Agreement, then:

(a)                              if ATL’s corrected GST Amount is less than the previously attributed GST Amount, ATL shall refund the difference to Cortendo;

(b)                              if ATL’s corrected GST Amount is greater than the previously attributed GST Amount, Cortendo shall pay the difference to ATL;

(c)                               ATL must issue an adjustment note to Cortendo within 7 days of the adjustment event occurring or otherwise as soon as it becomes aware of the adjustment event; and

(d)                              any payment under clauses 21.9(a) or 21.9(b) must be paid to ATL or Cortendo (as the case may be) within 15 days of the adjustment note being issued by ATL.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

22.                         Withholding Tax

(a)                              To the extent Cortendo is required by law to make a deduction or withholding in respect of Tax from any payment to ATL, Cortendo must:

(i)                                  make that deduction or withholding from the payment;

(ii)                               promptly pay an amount equal to the amount deducted or withheld as required by law and by the date that Tax is due to be paid to the appropriate Governmental Authority; and

(iii)                            in a timely manner and promptly provide to ATL an official tax certificate, receipt or other evidence of payment of that amount to the Governmental Authority, together with such other documentation relating to such payment as ATL may request.

(b)                              Cortendo must in a reasonable manner substantiate to ATL’s reasonable satisfaction that Cortendo is required by law to make a deduction or withholding in respect of Tax from any payment of the royalty or any other monies payable to ATL under this agreement.

(c)                               ATL and Cortendo will do all such lawful acts and things and sign all such lawful deeds and documents as either party may reasonably request from the other party and ATL will provide Cortendo any information or documents that may be reasonably necessary to enable ATL to qualify for any reduction in the applicable rate of withholding tax or exemption (whether in part or full) from withholding tax under any applicable legal provision or any double taxation treaties

(d)                              In the event that clause 26.3(a)  applies:

(i)                                  ATL must substantiate to Cortendo’s reasonable satisfaction that:

(A)                            the rate of withholding or deduction applying to any payments to ATL under this agreement as a result of an assignment and/or novation under clause 26.3(a) is more than 10% higher than the rate that would otherwise have applied if Cortendo made the payments to ATL; and

(B)                            such additional amount that is withheld or deducted is not subject to full reimbursement to ATL (e.g., such as via a foreign tax credit); and

(ii)                               Cortendo must pay an amount to ATL equal to fifty percent (50%) of the additional amount required to be withheld or deducted as a result of the assignment and/or novation.

23.                         Dispute resolution

23.1                     Dispute; Notice of Dispute

(a)                              The parties agree that, except as set forth in clause 23.7 or clause 24, the procedures set forth in this clause 23 shall be the exclusive mechanism for resolving any dispute, disagreement, controversy or claim arising under, out of or relating to this Agreement and any subsequent amendments of this Agreement, including, without limitation, its formation, validity, binding effect, interpretation, performance, breach or termination, as well as non-contractual claims arising out of the subject matter of this Agreement (a Dispute).

(b)                              A party claiming that a Dispute has arisen must give the other party notice of the details of the Dispute (a Dispute Notice).

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

23.2                     No court proceeding unless procedure followed

A party must not start any legal proceedings (except proceedings seeking interlocutory relief as provided in clause 23.7) unless it has complied with this clause 23 or, where expressly stated in this agreement, with clause 24.

23.3                     Negotiations

The parties must attempt to resolve any Dispute by negotiation using the following escalation procedure:

(a)                              after a Dispute Notice is given, each party’s respective representative must first attempt to resolve the Dispute; and

(b)                              if the parties’ representatives cannot resolve the Dispute within 14 days after the Dispute Notice is given (or any longer period agreed between those representatives), each party must refer the Dispute to its chief executive officer who must then attempt to resolve it.

23.4                     Court proceedings if procedure fails

If the chief executive officers (or their respective nominees) cannot resolve the Dispute under clause 23.3(b) within 20 days (or such longer period as agreed between the chief executive officers or their respective nominees) after the Dispute is referred to them, then a party may seek any relief it considers appropriate in a court of competent jurisdiction.

23.5                     Release if other party breaches

If a party breaches this clause 23 in relation to a Dispute, the other party need not comply with this clause 23 in relation to that Dispute.

23.6                     Costs

Each party shall bear its own attorney’s fees, costs, and disbursements arising out of complying with this clause 23.

23.7                     Injunctive Relief

Nothing contained in this agreement shall deny either party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing mediation or arbitration proceeding.

24.                         Expert determination

24.1                     Referral to an expert

Any matter or Dispute arising under clause 3.2(b)(ii), 3.3(a)(v), 3.3(b)(iii), 3.3(c), 4.2(d), 7.8(h), 7.8(l)(ii),  9.3(c), 18.6(b) or 18.9(a) or the definition of Gross Sales or under any other clause of this agreement that specifies the use of an Independent Expert must be dealt with as set out in this clause 24.

24.2                     Independent Expert

Within 7 days of a party electing to refer a matter or Dispute to an Independent Expert under this agreement, the parties agree to meet to attempt to agree to an appropriate Independent Expert to determine the matter in dispute who has at least 10 years of experience in the area which is the subject of the Dispute (eg, clinical development, accounting, patent prosecution).  If within a further 10 days the parties are unable to agree on an Independent Expert to make this determination, then either party may approach the president for the time being of the Licensing Executives Society — International and request that they nominate the person to be the Independent Expert. Neither party shall unreasonably withhold or delay its approval of such Independent Expert.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

24.3                     Determination by Independent Expert

(a)                              The Independent Expert appointed under clause 24.2 will:

(i)                                  make a determination based upon the information made available by the parties;

(ii)                               make a determination having regard to the obligations of the parties under this agreement; and

(iii)                            notify the parties in writing of that determination within 14 days of his or her appointment.

(b)                              For clarity, the Independent Expert’s determination shall be limited to selecting only either ATL’s proposal or Cortendo’s proposal as the resolution of the Dispute, and shall not have the authority to make any other determination.

(c)                               Without prejudice to ATL’s rights to terminate this agreement, in the event that the Dispute relates to whether or not Commercially Reasonable Efforts were used, if it is determined by the Independent Expert that Cortendo failed to use Commercially Reasonable Efforts, then the Independent Expert shall determine what corrective action by Cortendo would best meet the standard of Commercially Reasonable Efforts and a timeframe for the completion of such corrective action by Cortendo, based on a proposals submitted by each party.

24.4                     Independent Expert not arbitrator

The Independent Expert must act as an expert not as an arbitrator and his or her decision will be final and binding on the parties.

24.5                     Cost of Independent Expert

The parties shall initially share equally the fees and costs of such Independent Expert, but promptly after such Independent Expert makes a determination regarding the matter, the non-prevailing party shall reimburse the prevailing party for the share of such fees and costs borne by the prevailing party.

24.6                     Obligation of the parties not affected

The fact that a matter or Dispute is being resolved in accordance with clause 23 or this clause 24 does not affect the obligations of either party under this agreement.

25.                         Notices and other communications

25.1                     Service of notices

(a)                              Subject to clause 25.1(b), a notice, demand, consent or approval under this agreement (Notice) must be:

(i)                                  in writing, in English and signed by a person duly authorised by the sender; and

(ii)                               hand delivered or sent by prepaid post, prepaid express courier service (signature required), facsimile (receipt confirmed) or email to the recipient’s address for Notices specified in the Details, as varied by any Notice given by the recipient to the sender.

(b)                              Any:

(i)                                  notice of termination under clause 18;

(ii)                               notice requiring a party to remedy a breach under clause 18.1; or

(iii)                            Dispute Notice,

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

may not be sent by email.

25.2                     Effective on receipt

A Notice given in accordance with clause 25.1 takes effect when taken to be received (or at a later time specified in it), and is taken to be received:

(a)                              if hand delivered, on delivery;

(b)                              if sent by prepaid post, on the seventh Business Day after the date of posting;

(c)                               if sent by prepaid express courier service, on the second Business Day after the date of posting;

(d)                              if sent by facsimile, when the sender’s facsimile system generates a message confirming successful transmission of the entire Notice unless, within eight Business Hours after the transmission, the recipient informs the sender that it has not received the entire Notice; or

(e)                               if sent by email, on the first to occur of:

(i)                                  receipt by the sender of an email acknowledgement from the recipient’s information system showing that the Notice has been delivered to the recipient’s email address for Notices;

(ii)                               the time that the Notice enters an information system which is under the control of the recipient; and

(iii)                            the time that the Notice is first opened or read by the intended addressee,

provided that, if the sender receives an out of office reply that states the recipient is out of the office until a later date, the notice will only be taken to be received pursuant to paragraph (i) or (ii) on that later date.

25.3                     Event giving rise to receipt

If the event giving rise to receipt occurs on a day that is not Business Day or after the end of Business Hours on a Business Day, the Notice is taken to be received at the start of Business Hours on the next Business Day.

26.                         General

26.1                     Alterations

This agreement may be altered, amended, or added to only in writing signed by an authorised officer of each party.

26.2                     Approvals and consents

Except where this agreement expressly states otherwise, a party may, in its discretion, give conditionally or unconditionally or withhold any approval or consent under this agreement.

26.3                     Assignment by Cortendo

(a)                              Cortendo may, without ATL’s prior consent, assign any of its rights and novate any of its obligations under this agreement to:

(i)                                  an Affiliate; or

(ii)                               a Third Party that acquires Cortendo or all or substantially all of the assets to which this agreement relates (whether by merger, reorganisation, acquisition, sale or otherwise) and agrees in writing to be bound by the terms and conditions of this agreement,

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

provided that (for so long as ATL has not assigned any of its rights or novated any of its obligations under this agreement pursuant to clause 26.4) in the event that such assignment by Cortendo under this clause 26.3(a) results in a rate of withholding or deduction of more than 10% applying to any payments due by such assignee to ATL thereafter than would have otherwise applied if Cortendo made those payments, then Cortendo is required to pay to ATL an additional amount equal to fifty percent (50%) of the excess of the amount required to be withheld or deducted, as provided in clause 22.1(d).

(b)                              To the extent practicable and possible given business objectives and confidentiality obligations, Cortendo will use reasonable efforts to provide ATL at least 60 days’ prior written notice of any such assignment under this clause 26.3.

26.4                     Assignment by ATL

(a)                              ATL may, without Cortendo’s prior consent, assign any of its rights and novate any of its obligations under this agreement to:

(i)                                  a Related Body Corporate of it; or

(ii)                               a Third Party that acquires all the Technology (whether by merger, reorganisation, acquisition, sale or otherwise) and agrees in writing to be bound by the terms and conditions of this agreement.

(b)                              Notwithstanding the foregoing, in the event that there is an assignment or novation of rights under this agreement by ATL to an entity that Cortendo reasonably considers to be a competitor of Cortendo in relation to acromegaly or any Other Indication that is the subject of the Development Plan at the time of the proposed assignment , then:

(i)                                  the JSC shall be dissolved (if it is still ongoing at such time);

(ii)                               Cortendo shall not be required to share any Development Data with such third party; and

(iii)                            Cortendo shall not be required to provide any information, audit or inspection rights or any reports to such assignee except solely with respect to Net Sales reports and audit rights relating thereto.

(c)                               To the extent practicable, taking into account its business objectives and confidentiality obligations, ATL will use reasonable efforts to provide Cortendo at least 60 days’ prior written notice of any such assignment under this clause 26.4.

26.5                     Guarantee

In connection with the licence granted to Cortendo under this agreement, Cortendo AB, a corporation organised and existing under the laws of Sweden, with an office located at 900 Northbrook Drive, Trevose, Pennsylvania 19053 USA (Cortendo AB) shall enter into that certain guarantee and indemnity deed, dated as of the same date as this agreement, in favour of ATL.

26.6                     Third Party Beneficiary

Cortendo acknowledges and agrees that ISIS is a third party beneficiary of this agreement. Except as to the foregoing, this agreement is neither expressly nor impliedly made for the benefit of any entity other than the parties.

26.7                     Binding Effect

The rights and obligations of the parties under this agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

26.8                     Costs

Each party must pay its own costs of negotiating, preparing and executing this agreement.

26.9                     Set-off

Either party may set-off, against any amount that such party owes to the other party, any amount that such other party owes to such party from time to time, whether under this agreement or otherwise.

26.10              Survival

Any indemnity or obligation of confidence under this agreement is independent of, and survives termination of, this agreement.  Any other term by its nature intended to survive termination of this agreement survives termination of this agreement, including clauses 1, 3.3 (solely to the extent that the licence granted thereunder survives the expiration of this agreement pursuant to any relevant provision of clause 19), 3.4 and 3.5 (solely to the extent that the Licence granted hereunder survives the expiration of this agreement pursuant to any relevant provision of clause 19), 4.5 (solely to the extent applicable, as provided therein),  5.1, 5.2, 9.8, 9.9, 9.10, 10.7 through 10.13, 11, 12.3, 12.4, 12.5 and 12.6 but with respect to clauses 12.3, 12.4, 12.5 and 12.6, solely with respect to any action that is ongoing thereunder as of the effective date of termination of this agreement), 13, 15.1, 15.4, 15.5, 16, 17, 19, 21, 22, 23, 24, 25 and 26.9 through 26.18.

26.11              Counterparts

This agreement may be executed in counterparts.  All executed counterparts constitute one document.

26.12              No merger

The rights and obligations of the parties under this agreement do not merge on completion of any transaction contemplated by this agreement.

26.13              Further action

Each party must do, at its own expense, everything reasonably necessary (including executing documents) to give full effect to this agreement and any transaction contemplated by it.

26.14              Severability

A term or part of a term of this agreement that is illegal or unenforceable may be severed from this agreement and the remaining provisions or parts of the provisions of this agreement continue in force.

26.15              Waiver

A party does not waive a right, power or remedy if it fails to exercise or delays in exercising the right, power or remedy.  A single or partial exercise of a right, power or remedy does not prevent another or further exercise of that or another right, power or remedy.  A waiver of a right, power or remedy must be in writing and signed by the party giving the waiver.

26.16              Relationship

Except where this agreement expressly states otherwise, it does not create a relationship of employment, trust, agency or partnership between the parties. The relationship of the parties under this agreement is intended to be that of an independent contractor.  Neither party has any express or implied right or authority under this agreement to assume or create any obligations on behalf of or in the name of the other, or to bind the other party to any contract, agreement or undertaking with any third party.

26.17              Governing law and jurisdiction

This agreement is governed by the laws of England and Wales, and each party irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of London, England.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

26.18              Entire agreement

This agreement (together with all Schedules to this agreement) constitutes the entire agreement between the parties in connection with its subject matter and supersedes all previous agreements or understandings between the parties in connection with its subject matter, including the Non-Disclosure Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Schedule 1- Technology

[****] [7 pages omitted]

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Schedule 2 — Milestones

1.                                 Clinical and Regulatory Milestones1

Milestone	Milestone Fee
WITH RESPECT TO THE FIRST ACROMEGALY INDICATION

	If In-Human Trial Milestone was a Phase III Trial	If In-Human Trial Milestone was a Phase II B Trial
Start of the first Phase III Trial for an ATL1103 Product for the first Acromegaly Indication in any jurisdiction in the Territory	US$[****], comprising: - $US[****] to be paid in accordance with clause 9.6; and - the Milestone Shares Subscription Price to be paid in accordance with clause 10.3	US$[****]
Filing of an NDA in the U.S. for an ATL1103 Product for the first Acromegaly Indication	US$[****]	US$[****]

Filing of an MAA in the EU:

(a) through the centralized procedure; or

(b) in at least 3 of the 5 major markets in the EU comprised of the United Kingdom, France, Germany, Italy or Spain); or

(c) the date that is six calendar months after filing in at least 1 of the one of the following countries; the United Kingdom, France, Germany, Italy or Spain,

whichever occurs first, for an ATL1103 Product for the first Acromegaly Indication

	US$[****]	US$[****]
US Approval (excluding Pricing Approval) for an ATL1103 Product for the first Acromegaly Indication	US$[****]	US$[****]
EU Approval (excluding Pricing Approval) for an ATL1103 Product for the first Acromegaly Indication	US$[****]	US$[****]
Japanese Approval (excluding Pricing Approval) for an ATL1103 Product for the first Acromegaly Indication	US$[****]	US$[****]

1  For the avoidance of doubt, if the In-Human Trial Milestone is a Phase III Trial, then the Milestone Fees in the second column of the above table apply and the third column of the above table no longer has any application or relevance under this agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Milestone	Milestone Fee
WITH RESPECT TO THE SECOND ACROMEGALY INDICATION

	If In-Human Trial Milestone was a Phase III Trial	If In-Human Trial Milestone was a Further Phase II B Trial
Start of a Phase III Trial for an ATL1103 Product for the second Acromegaly Indication in any jurisdiction in the Territory	US$[****]	US$[****]
Filing of an NDA in the U.S. for an ATL1103 Product for the second Acromegaly Indication	US$[****]	US$[****]

Filing of an MAA in the EU:

(a) through the centralized procedure; or

(b) in at least 3 of the 5 major markets in the EU comprised of the United Kingdom, France, Germany, Italy or Spain); or

(c) the date that is six calendar months after filing in at least 1 of the one of the following countries; the United Kingdom, France, Germany, Italy or Spain,

whichever occurs first, for an ATL1103 Product for the second Acromegaly Indication

	US$[****]	US$[****]
U.S. Approval (excluding Pricing Approval) for an ATL1103 Product for the second Acromegaly Indication	US$[****]	US$[****]
EU Approval (excluding Pricing Approval) for an ATL1103 Product for the second Acromegaly Indication	US$[****]	US$[****]

Milestone	Milestone Fee
WITH RESPECT TO ANY OTHER INDICATION
Start of a Phase III Trial for an ATL1103 Product for any Other Indication in any jurisdiction in the Territory	US$[****]
Filing of an NDA in the U.S. for an ATL1103 Product for any Other Indication	US$[****]
Filing of an MAA in the EU for an ATL1103 Product for any Other Indication	US$[****]
U.S. Approval (excluding Pricing Approval) for an ATL1103 Product for any Other Indication	US$[****]
EU Approval (excluding Pricing Approval) for an ATL1103 Product for any Other Indication	US$[****]
Japanese Approval (excluding Pricing Approval) for an ATL1103 Product for any Other Indication	US$[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

2.                                   Commercial Milestones2

Milestone	Milestone Fee
WITH RESPECT TO THE FIRST ACROMEGALY INDICATION

	If In-Human Trial Milestone was a Phase III Trial	If In-Human Trial Milestone was a Further Phase II B Trial
Aggregate Net Sales in a Calendar Year of US$[****]	US$[****] (once off)	US$[****] (once off)
Aggregate Net Sales in a Calendar Year of US$[****]	US$[****] (once off)	US$[****] (once off)
Aggregate Net Sales in a Calendar Year of US$[****]	US$[****] (once off)	US$[****] (once off)
Aggregate Net Sales in a Calendar Year of US$[****]	US$[****] (once off)	US$[****] (once off)
Aggregate Net Sales in a Calendar Year of US$[****]	US$[****] (once off)	US$[****] (once off)

2  For the avoidance of doubt, (i) if the In-Human Trial Milestone is a Phase III Trial, then the Milestone Fees in the second column of the above table apply and the third column of the above table no longer has any application or relevance under this agreement; and (ii) each of the Commercial Milestone Fees shall be paid only one time, upon the first achievement of such event in any Calendar Year.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Schedule 3 — ATL1103 higher dose study

A Phase II Open-Label Study of the Safety, Tolerability, Pharmacokinetics and Efficacy of ATL1103 300mg in Adult Patients with Acromegaly

Budget	$ (AUD)

Clinical Monitoring, Data Management & CSR	[****]
Site costs / StV & PARC	[****]
Shipping	[****]
Central Lab assays	[****]
IMP, Storage, shipping & labelling	[****]
Medical Monitoring & DSMB	[****]
Additional Stability/ref standard	[****]
PK & Complement	[****]
MRI & central reader	[****]
Out of scope	[****]
Travel	[****]
TOTAL	$ [****]

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

TRIAL OUTLINE

Study Title:	A Phase II Open-Label Study of the Safety, Tolerability, Pharmacokinetics and Efficacy of ATL1103 300mg in Adult Patients with Acromegaly.

Protocol Number:	1103-CT03

Test Drug:	ATL1103

Route of Administration:	Subcutaneous

Indication:	Acromegaly

Study Sponsor:	Antisense Therapeutics Limited 6 Wallace Avenue Toorak Victoria 3142 Australia Telephone +61 3 9827 8999

Protocol Version:	2.0

Date:	11 December 2014

CONFIDENTIALITY STATEMENT

All information relating to the study drug, Investigator’s Brochure, Clinical Protocol, Case Report Forms and any information and results developed during, or arising from the study, is considered confidential and proprietary information of Antisense Therapeutics Limited (‘Confidential Information’).  This Confidential Information shall remain the sole property of Antisense Therapeutics Limited, and shall not be disclosed to others without prior written consent from Antisense Therapeutics Limited and shall not be used except in the performance of this study.

PROTOCOL SYNOPSIS

Study Title:	A Phase II Open-Label Study of the Safety, Tolerability, Pharmacokinetics and Efficacy of ATL1103 300mg in Adult Patients with Acromegaly.

Study Period:	2014 - 2015

Objectives:	Primary objectives: • To evaluate the safety and tolerability of ATL1103 in patients with acromegaly.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS
THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

•      To evaluate the single dose and multiple dose pharmacokinetic profiles of ATL1103 via the subcutaneous route in patients with acromegaly.

Secondary objectives:

•      To evaluate the effect of ATL1103 on serum IGF-I levels in patients with acromegaly.

•      To explore the effects of ATL1103 on the following parameters in patients with acromegaly:

•      GH, GHBP

•      IGFBP-3, ALS, IGF-II

•      Ring size assessment

•      Signs and Symptoms Scale

Methodology:	Single or multicentre, open-label, uncontrolled.

Number of patients:	It is planned that four patients will be enrolled. Additional patients may be enrolled to ensure four complete the treatment period.

Diagnosis and main criteria for inclusion:

Patients with:

•      Acromegaly due to pituitary adenoma.

•      Serum IGF-I levels >1.3 times the ULN (central lab results).

•      Not on acromegaly treatment, or wiling to cease acromegaly medications for a 6 week to 4 month washout period (depending on medication).

•      Meet the following weight requirements: Males >60kg and <100kg, females >60kg and <85kg.

Main criteria for exclusion:	• Less than 1 year at Baseline since pituitary radiotherapy. • Less than 3 months at Screening since pituitary surgery.

Test product, dose, and mode of administration:

The ATL1103 drug product formulation is a 200 mg/mL sterile, aqueous solution containing the ATL1103 drug substance in Water for Injection with a small amount of either HCl or NaOH to adjust the pH of the solution to 7.4.

A dose is 1.5mL delivered via one subcutaneous injection to the abdomen.

Dosing regimen: Patients will receive subcutaneous doses of ATL1103 300 mg twice a week (Day 1 and Day 4 or Day 5) for 13 weeks.

Total of 26 doses.

Total of 7800 mg ATL1103.

Duration of study per patient:

Up to 28 days screening period, 13 weeks treatment period followed by 8 weeks follow up period. Patients on other acromegaly drugs who wish to participate in the study will also require a washout period of up to 4 months

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(depending on drug) after consent.

Criteria for evaluation:

Safety and Tolerability

•      Physical examinations

•      Adverse event recording and assessment

•      Safety laboratory evaluations (biochemistry, haematology, urinalysis)

•      Coagulation; Complement Bb

•      Vital signs

•      12-lead ECGs

•      Pituitary tumour size changes

Pharmacokinetics

•      Concentrations of ATL1103 in plasma (single and multiple dose concentration-time profile)

•      Cmax, Tmax, Cmin, T1/2, AUCinf and AUC of ATL1103

Efficacy

•      Primary efficacy variable: Serum IGF-I levels (fasting)

•      Secondary efficacy variables:

•      GH, GHBP

•      IGFBP-3, ALS, IGF-II

•      Ring size assessment

•      Signs and Symptoms Scale

Statistical methods and analyses:

There is no sample size calculation. This study is being conducted to provide initial data on tolerability of this dose level and regimen, prior to considering further studies with this drug in this indication.

Safety data will be summarized using descriptive statistics.

The mean percentage change in IGF-I, and the mean change in IGF-I, from baseline to week 14 shall be tested with a one-sample t-test. The primary efficacy variable will be graphed over time for each individual patient, and as observed mean with 95% CI.
The proportion of patients with normalised IGF-I at week 14 or at any visit will be reported, and the mean change in IGF-I from baseline to week 14 will be tested with a one-sample t-test.

For continuous secondary efficacy variables and for ring size assessment, the change from baseline to week 14 will be analysed with a one-sample t-test. The continuous variables will be graphed over time for each patient, and as mean and 95% confidence interval.

Signs and symptoms will be will be summarised by assessing the change from baseline to week 14.

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Article I.                                        Study Schedule of Assessments

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Schedule 4 — Initial press release

CONFIDENTIAL DRAFT 5.6.15 — NOT FOR DISTRIBUTION

Cortendo AB and Antisense Therapeutics Announce Licensing Agreement for ATL1103 for Acromegaly

May XX, 2015 — Goteborg, Sweden and Trevose, Pa., USA and Victoria, Australia — Cortendo AB (publ) [ticker: CORT on NOTC-A], a biopharmaceutical company focused on rare endocrine disorders and other rare diseases, and Antisense Therapeutics Limited [ticker: ANP on ASX] today announced that the companies have entered into an exclusive license agreement that provides Cortendo with development and commercialization rights to Antisense Therapeutics’ ATL1103 for endocrinology applications.

Under the terms of the agreement, Cortendo will provide Antisense Therapeutics with an initial upfront payment of $5 million (AUD $6.2 million), consisting of $3 million (AUD $3.7 million) in cash and a $2 million (AUD $2.5 million) investment in Antisense Therapeutics equity. Additional payments, contingent upon achieving specific development and commercialization milestones, may total up to $105 million (AUD $131 million) over the lifetime of the agreement. There is also the potential for royalty payments based upon sales performance.

“Cortendo is dedicated to addressing the needs of the rare disease community, and we are focused on developing novel therapeutic options and resources for rare diseases that will make a difference for patients, their families and physicians. The opportunity to advance ATL1103, a novel second-generation antisense therapeutic with potential utility in acromegaly, nicely complements COR-003, our existing Phase 3 asset for Cushing’s Syndrome, and builds upon our rare endocrine disease franchise,” said Matthew Pauls, president and chief executive officer of Cortendo. “We are also continuing to actively explore other partnerships in endocrinology as well as other therapeutic areas for rare diseases,” Pauls added.

Cortendo will be responsible for the ongoing clinical development of ATL1103 in endocrinology applications and will fund the associated future development, regulatory and drug manufacture costs. Antisense Therapeutics will retain commercialization rights for ATL1103 in endocrinology applications in Australia and New Zealand, and will also retain worldwide rights for other ATL1103 indications, and may utilize new ATL1103 data generated by Cortendo in pursuing these other indications, subject to certain terms and conditions.

“We are extremely pleased to deliver on our strategic partnering plans in endocrinology applications of ATL1103, and to be partnering with Cortendo given the company’s focus in endocrine disorders and other rare diseases. This is a significant deal not only for Antisense Therapeutics and its shareholders, but also for the Australian biotech industry as a whole,” said Mark Diamond, chief executive officer and managing director of Antisense Therapeutics. “We

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aim to unlock further value from our pipeline, including ATL1102 for MS and other potential indications for ATL1103,” Diamond added.

Locust Walk and Destum Partners acted as Cortendo’s and Antisense Therapeutics’ transaction advisors, respectively, throughout the process.

About Antisense Therapeutics Limited

Antisense Therapeutics Limited is an Australian publicly listed biopharmaceutical drug discovery and development company. Its mission is to create, develop and commercialise second generation antisense pharmaceuticals for large unmet markets.  Antisense Therapeutics has 4 products in its development pipeline that it has in-licensed from Isis Pharmaceuticals Inc. (ISIS), a world leader in antisense drug development and commercialisation - ATL1102 (injection) which has successfully completed a Phase II efficacy and safety trial, significantly reducing the number of brain lesions in patients with relapsing-remitting multiple sclerosis (RRMS), ATL1103 drug designed to block GHr production which in a Phase II clinical trial, successfully reduced blood IGF-1 levels in patients with the growth disorder acromegaly, ATL1102 (inhaled) which is at the pre-clinical research stage as a potential treatment for asthma and ATL1101 a second-generation antisense drug at the pre-clinical stage being investigated as a potential treatment for cancer.

About Cortendo AB

Cortendo AB is a biopharmaceutical company incorporated in Sweden and based in the United States. Cortendo’s strategic focus is to be a leader in commercializing innovative medicines for rare endocrine disorders and other rare diseases. Cortendo’s lead product candidate, COR-003 (levoketoconazole), is a cortisol inhibitor that is currently being studied in the global Phase 3 SONICS trial for the treatment of Cushing’s syndrome. COR-003 (levoketoconazole) has received orphan designation from both the European Medicines Agency and the U.S. Food and Drug Administration. Cortendo’s intent is to independently commercialize its Orphan/Endocrine assets in key global markets.

About ATL1103

ATL1103 is a second-generation antisense drug designed to block growth hormone receptor (GHr) expression thereby reducing levels of the hormone insulin-like growth factor-1 (IGF-1) in the blood and is a potential treatment for diseases associated with excessive growth hormone and IGF-1 action. These diseases include acromegaly, an abnormal growth disorder of organs, face, hands and feet, diabetic retinopathy, a common disease of the eye and a major cause of blindness, diabetic nephropathy, a common disease of the kidney and major cause of kidney failure, and some forms of cancer. Acromegalic patients have significantly higher blood IGF-1 levels than healthy individuals. Reduction of these levels to normal is accepted by clinical authorities as the primary marker of an effective drug treatment for the disease. GHr is a clinically validated target in the treatment of acromegaly. In the case of diabetic retinopathy, published clinical studies have shown that treatments producing a reduction in IGF-1 levels retarded the progression of the disease and improve vision in patients. Scientific papers have been published on the suppression of blood IGF-1 levels in mice (Tachas et al., 2006, J Endocrinol 189, 147-54) and inhibition of retinopathy in a mouse retinopathy model (Wilkinson-Berka et al., 2007, Molecular Vision 13, 1529- 38) using an antisense drug to inhibit the production of GHr. In a Phase I study in healthy subjects, ATL1103 demonstrated a preliminary indication of drug activity, including suppression of IGF-1 and the target GHr (via circulating growth hormone binding protein) levels. In a Phase

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II trial in acromegalic patients, ATL1103 met its primary efficacy endpoint by showing a statistically significant average reduction in sIGF-1 levels from baseline (P<0.0001) at week 14 (one week past the last dose) at the twice weekly 200 mg dose tested. Antisense is currently undertaking a higher dose study (2 x 300 mg/week) in acromegaly patients. Under its technology collaboration with ISIS, Antisense Therapeutics’ will pay ISIS a percentage (single digit) of the licensing revenue it earns from ATL1103.

Cortendo Forward-Looking Statements

This press release contains forward-looking statements concerning Cortendo that involve a number of risks and uncertainties. All statements other than statements of historical facts included in this press release, including, without limitation, statements regarding Cortendo’s strategy, anticipated investments, outcomes of product development efforts and objectives of management for future operations, may be deemed to be forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Cortendo’s actual results, performance or achievements or industry results to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by these forward-looking statements. Given these risks and uncertainties, investors should not place any undue reliance on forward-looking statements as a prediction of actual results. None of these forward-looking statements constitutes a guarantee of the future occurrence of such facts and data or of actual results.  These statements are based on data, assumptions and estimates that Cortendo believes are reasonable. The forward-looking statements contained in this document are made only as of the date hereof. Cortendo expressly disclaims any obligation or undertaking to release publicly any updates of any forward-looking statements contained in this press release to reflect any change in its actual results, assumptions, expectations or any change in events, factors, conditions or circumstances on which any forward-looking statement contained in this press release is based.

Antisense Therapeutics Forward-Looking Statements

This press release contains forward-looking statements concerning Antisense that involve a number of risks and uncertainties. All statements other than statements of historical facts included in this press release, including, without limitation, statements regarding Antisense’s, strategy, anticipated investments, outcomes of products development efforts and objectives of management for future operations, may be deemed to be forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Antisense’s actual results, performance or achievements or industry results to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by these forward-looking statements. Given these risks and uncertainties, investors should not place any undue reliance on forward-looking statements as a prediction of actual results. None of these forward-looking statements constitutes a guarantee of the future occurrence of such facts and data or of actual results.  These statements are based on data, assumptions and estimates that Antisense believes are reasonable. The forward-looking statements contained in this document are made only as of the date hereof. Antisense expressly disclaims any obligation or undertaking to release publicly any updates of any forward-looking statements contained in this press release to reflect any change in its actual results, assumptions, expectations or any change in events, factors, conditions or circumstances on which any forward-looking statement contained in this press release is based.

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Antisense Therapeutics Risk and Uncertainty

Pharmaceutical R&D involves scientific uncertainty and long lead times.  Risks inherent in these activities include uncertainty of the outcome of Antisense’s research results; difficulties or delays in development of any of Antisense’s drug candidates; and general uncertainty related to the scientific development of a new medical therapy.

Due to the significant costs in drug discovery and development it is common for biotechnology companies to partner with larger biotechnology or pharmaceutical companies to help progress drug development. There is no guarantee that the Antisense will be able to maintain such partnerships or license its products in the future.

Antisense will always remain subject to the material risk arising from the intense competition that exists in the pharmaceutical industry. One or more competitive products may be in human clinical development now or may enter into human clinical development in the future. Competitive products focusing on or directed at the same diseases or protein targets as those that Antisense is working on may be developed by pharmaceutical companies or other antisense drug companies including Isis or any of its other collaboration partners or licensees. Such products could prove more efficacious, safer, more cost effective or more acceptable to patients than Antisense’s product.

Securing rights to technology and patents is an integral part of potential product value in the outcomes of pharmaceutical R&D.  Antisense’s success depends, in part, on its ability to obtain patents, maintain trade secret protection and operate without infringing the proprietary rights of third parties.

Other risk factors include, but are not limited to, those discussed in the Antisense Therapeutics Limited Annual Report for the year ended 30 June 2014 and the Half Year Report for the period to 31 December 2014, copies of which are available from the company or at www.antisense.com.au.

Contacts:

Antisense Therapeutics:

Mark Diamond

+61 (0) 3 9827 8999

Cortendo AB:
Elixir Health Public Relations
Lindsay Rocco
+1 862-596-1304
lrocco@elixirhealthpr.com

Sweden

Box 47

SE-433 21 Partille

Tel. / Fax. +46 (0) 31-263010

USA

900 Northbrook Drive

Suite 200

Trevose, PA 19053

Tel. +1 610-254-9200

Fax. +1 610-254-8005

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Signing page

EXECUTED as an agreement.

Licensee

Executed by Cortendo Cayman Ltd

/s/ Jenni Blomquist
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Jenni Blomquist

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Assistant Secretary

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Licensor

Executed by Antisense Therapeutics Ltd ACN 095 060 745

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Title of authorised officer (print)

Licensor

Executed by Antisense Therapeutics Ltd ACN 095 060 745

/s/ Mark Diamond	/s/ Phillip Hains
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